As filed with the Securities and Exchange Commission on October 3, 2007

1933 Act File No. 2-83616

1940 Act File No. 811-3732

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 40

AND

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 44

MFS®/SUN LIFE SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

500 Boylston, Street, Boston, Massachusetts 02116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (617) 954-5000

Susan S. Newton, Massachusetts Financial Services Company

500 Boylston Street, Boston, Massachusetts 02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on [date] pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i)

☐	on [date] pursuant to paragraph (a)(i)

☒	75 days after filing pursuant to paragraph (a)(ii)

☐	on [date] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

EXPLANATORY NOTE

This Post-Effective Amendment No. 40 to the registration statement of MFS/ Sun Life Series Trust (the “Trust”) on Form N-1A (File Nos. 2-83616) is being filed to register two new series of the Trust, the Blended Research Growth Series and the Blended Research Value Series. This amendment does not affect the currently effective prospectuses or statement of additional information for other series and classes of the Trust’s shares.

BLENDED RESEARCH GROWTH SERIES

BLENDED RESEARCH VALUE SERIES

Supplement to the Current Prospectuses dated December 17, 2007

Effective immediately, the paragraph preceding the section entitled “Risk Return Summary” is replaced in its entirety by the following:

The Trust offers Initial Class shares of the Blended Research Growth Series and the Blended Research Value Series (referred to as the funds) to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts, to qualified pension and retirement plans, and to other eligible investors. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser) and are described below.

Effective immediately, the sub-section entitled “Disclosure of Portfolio Holdings” under the main heading “Management of the Fund” is replaced in its entirety by the following:

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under “Select a fund” on the MFS Web site (mfs.com), the following information is generally available to you:

Information	Approximate Date of Posting to Web Site
Fund’s top 10 securities holdings as of each month’s end	14 days after month end

Fund’s full securities holdings as of each month’s end	24 days after month end

If a fund has substantial investments in both equity and debt instruments, the fund’s top 10 equity holdings and top 10 debt holdings will be made available.

Note that the fund or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Effective immediately, the first paragraph under the section entitled “Description of Share Classes” is replaced in its entirety by the following:

The Trust offers Initial Class and Service Class shares of each fund. Initial Class shares are offered through this prospectus. If you would like to receive a copy of the prospectus for Service Class shares, please call the MFS Service Center.

The trust offers Initial Class shares of its funds to separate accounts established by insurance companies to serve as investment vehicles for variable annuity and variable life insurance contracts, to qualified pension and retirement plans, and to any other person or plan permitted to hold shares of the trust pursuant to applicable Treasury Regulations without impairing the ability of insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code (the “Code”).

Effective immediately, the first four paragraphs under the section untitled “How to Purchase, Redeem and Exchange Shares” are replaced in their entirety by the following:

All purchases, redemptions, and exchanges of shares are made through insurance company separate accounts, plans, and other eligible investors that are the record owner of the shares. Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or exchange interests in the fund’s shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the fund is made.

Insurance companies, plan sponsors, and other eligible investors are the designees of the trust for receipt of purchase, exchange, and redemption orders from contract holders and plan beneficiaries. An order submitted to the funds’ designee by the valuation time will receive the net asset value next calculated, provided that the trust receives notice of the order generally by 10:00 a.m., Eastern time, on the next day on which the New York Stock Exchange is open for trading.

Each fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

Effective immediately, the sub-sections entitled “Frequent Trading” under the sub-section “Other Considerations” under the section entitled “How to Purchase, Redeem and Exchange Shares” is replaced in its entirety by the following:

Frequent Trading

•

Right To Reject Or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

•

Purchase And Exchange Limitation Policies. The MFS funds reserve the right to restrict or reject, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict or reject a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund’s portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund’s best interests. In the event that MFSC rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC’s judgment, such delay would be in that fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

The MFS funds may rely upon the insurance company, plan or eligible investor’s policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS fund’s policy if MFSC believes that such policy is reasonably designed to identify and curtail trading activity that is not in the best interests of the fund. The insurance company, plan, or other eligible investor through which your investment in a fund is made may impose transfer limitations and other limitations designed to curtail frequent trading which may be more or less restrictive than the MFS fund’s policy. In addition, the terms of a particular insurance company, plan, or other eligible investment vehicle may also limit the ability of the insurance company, plan, or other eligible investor to address frequent trading. Please refer to your insurance company contract, plan, or other material for the investment vehicle through which your investment in a fund is made for details.

•

Limitations On The Ability To Detect And Curtail Frequent Trading Practices. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices. The ability of MFSC to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

The MFS funds receive purchase, exchange, and redemption orders through insurance company and retirement plans which maintain omnibus accounts with the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain insurance companies offering variable insurance products and retirement plans. MFSC is generally not able to identify frequent trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading. However, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. In certain instances, a financial intermediary may be unwilling or unable to provide MFSC with information about underlying shareholder level activity.

If frequent trading is identified, MFSC will take appropriate action. MFSC’s ability to monitor and deter frequent trading in omnibus accounts at the underlying shareholder level is dependent upon the capability and cooperation of the financial intermediary. Accordingly, depending upon the composition of a fund’s shareholder accounts and the level of cooperation provided by the financial intermediary, and in light of efforts made by certain shareholders to evade these policies, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund’s shareholders.

•

Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

In addition, to the extent that a fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of timezone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund’s fair valuation policies and procedures will prevent dilution of the fund’s net asset value by short-term traders.

To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

The date of this Supplement is December 17, 2007.

Initial Class

Prospectus December 17, 2007

Blended Research Growth Series

Blended Research Value Series

This prospectus describes two series of the MFS/Sun Life Series Trust (referred to as the Trust).

The investment objective of the Blended Research Growth Series is capital appreciation.

The investment objective of the Blended Research Value Series is capital appreciation.

The Securities and Exchange Commission has not approved or disapproved the funds’ shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

The Trust offers shares of its 28 series (referred to as the funds) exclusively to separate accounts established by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company in order to serve as investment options under variable annuity and life insurance contracts and certain other types of insurance contracts (the “Variable Contracts”). The Blended Research Growth Series and the Blended Research Value Series funds are described below.

RISK RETURN SUMMARY

Blended Research Growth Series

Investment Objective

The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in equity securities.

MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the fund’s assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

Investments for the fund are selected based on fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position and management ability. MFS also uses proprietary quantitative models to forecast the expected return of an investment. Factors considered by the quantitative model include valuation, price momentum and earnings quality.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

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The principal risks of investing in the fund are:

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. Prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Foreign Risk: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, loans of portfolio securities, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Investment risks which are common to all the funds are described under the caption “Certain Investment Policies and Risks” below.

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Bar Chart and Performance Table

The bar chart and performance table are not included because the fund has not had a full calendar year of investment operations.

Blended Research Value Series

Investment Objective

The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests the fund’s assets primarily in equity securities.

MFS focuses on investing the fund’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the fund’s assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

Investments for the fund are selected based on fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position and management ability. MFS also uses proprietary quantitative models to forecast the expected return of an investment. Factors considered by the quantitative model include valuation, price momentum and earnings quality.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. Prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

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Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

Value Company Risk: The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value.

Foreign Risk: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, loans of portfolio securities, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Investment risks which are common to all the funds are described under the caption “Certain Investment Policies and Risks” below.

Bar Chart and Performance Table

The bar chart and performance table are not included because the fund has not had a full calendar year of investment operations.

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EXPENSE SUMMARY

Expense Table

This table describes the fees and expenses that you may pay when you hold shares of a fund. These expenses do not reflect the fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses had been included, your expenses would be higher. The annual fund operating expenses are based on estimated expenses for the current fiscal year. The fund’s annual operating expenses may vary in future years.

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Initial Class	Blended Research Growth Series	Blended Research Value Series
Management Fee	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses(1)	1.52%	1.52%

Total Annual Fund Operating Expenses(1)	2.12%	2.12%
Fee Reductions(2)	(1.52)%	(1.52)%

Net Expenses(1)	0.60%	0.60%

(1)

The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, net expenses would be lower.

(2)

MFS has agreed in writing to bear each Fund’s expenses such that “Total Annual Fund Operating Expenses” determined without giving effect to the expense offset arrangement described above do not exceed 0.60% annually for the Initial class of each fund. This written agreement excludes taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2009.

Example of Expenses

These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. These examples do not reflect the fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses were included, your expenses would be higher.

The examples assume that:

•	You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

•	Your investment has a 5% return each year and dividends and other distributions are reinvested; and

•

The fund’s operating expenses remain the same, except that the fund’s total operating expenses are assumed to be the fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see “Expense Summary-Expense Table” above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Fund	1 Year	3 Years
Blended Research Growth Series
Initial Class	$61	$459
Blended Research Value Series
Initial Class	$61	$459

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CERTAIN INVESTMENT POLICIES AND RISKS

Common Investment Risks

The following risks are common to the funds.

Turnover

MFS may engage in active and frequent trading in pursuing each fund’s principal investment strategies. Frequent trading increases transaction costs, which may reduce a fund’s return.

Temporary Defensive Policy

In response to market, economic, political, or other conditions, MFS may depart from each fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies and Risks

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

Investment Adviser

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for each fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing each fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between each fund and MFS.

The management fee set forth in each fund’s Investment Advisory Agreement is 0.60% annually of each fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement will be available in each fund’s annual report for the one year period that ends December 31.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $202 billion as of June 30, 2007.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and

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related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, the following information is generally available to you on the MFS Web site (mfs.com) by clicking on “Products and Performance,” then “Sun Life Annuities,” then a fund name:

Information	Approximate Date of Posting to Web Site
Fund’s full securities holdings as of each month’s end	24 days after month end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of each fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund.

Fund	Portfolio Manager	Primary Role	Since	Title and Five Year History

Blended Research Growth Series	Eric Weigel	Portfolio Manager	Inception*	Investment Officer of MFS; employed in the investment area of MFS since 2007.

Blended Research Value Series	Jonathan W. Sage	Portfolio Manager	Inception*	Investment Officer of MFS; employed in the investment area of MFS since 2000.

*	December 17, 2007

Administrator

MFS provides each fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between each fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

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Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of each fund under a Shareholder Servicing Agent Agreement. MFSC may receive a fee.

DESCRIPTION OF SHARE CLASSES

Each fund offers Initial Class and Service Class shares. These shares are offered to separate accounts established by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company (collectively Sun Life) to serve as investment vehicles for variable annuity and variable life insurance contracts. To determine which share class you are eligible to purchase, please see your Variable Contract prospectus.

Financial Intermediary Compensation

Sun Life, or the selling broker or other financial intermediary through which your investment in the funds is made (“financial intermediary”), receives various forms of compensation in connection with the sale of shares of the funds and/or the servicing of accounts. Sun Life may receive such compensation in the form of cash payments and reimbursements paid by MFD from MFD’s own additional resources in consideration of administrative services provided by Sun Life and administrative costs and expenses incurred by Sun Life with respect to the Variable Contracts. Financial intermediaries may receive such compensation (i) with respect to Service Class shares only, in the form of ongoing asset-based compensation paid by MFD based on Distribution Plan distribution and service payments received by MFD from the funds, (ii) with respect to each class of shares, in the form of sales commissions received by Sun Life from the Variable Contract Owner based on the premium paid on the Variable Contract as described in the Variable Contract prospectus, and (iii) with respect to each class of shares, in the form of cash payments or reimbursements paid by Sun Life from Sun Life’s own additional resources in recognition of their marketing and distribution, transaction processing, and/or administrative services. These payments may be calculated as a percentage of the particular financial intermediary’s actual or expected aggregate sales of the Variable Contracts or assets held within those Variable Contracts and the level of these payments or reimbursements may not bear any relationship to the amount or proportion of Variable Contract assets in the funds. You should consult the prospectus for the Variable Contract that you hold to learn more about these arrangements. These payments may provide additional incentives to selling brokers/dealers or intermediaries to actively promote the Variable Contracts or cooperate with related promotional efforts.

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

All purchases, redemptions, and exchanges of shares are made through insurance company separate accounts, which are the record owners of the shares. Contract holders seeking to purchase, redeem, or exchange interests in a fund’s shares should consult with the insurance company who issued their contract.

Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company are the designees of the funds for receipt of purchase, exchange, and redemption orders from contract holders. An order submitted to the funds’ designee by the valuation time will receive the net asset value next calculated; provided that the fund receives notice of the order generally by 10:00 a.m., Eastern time, on the next day on which the New York Stock Exchange is open for trading.

The funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes an in-kind redemption, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

Each fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

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How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund. You can exchange shares of your fund for shares of any of the other fund described in this prospectus at net asset value (if shares of that fund are available for purchase by the insurance company separate account, plan, or other eligible investor through which your investment in the fund is made). See the Prospectus or other materials for the investment vehicle through which your investment in the fund is made for a further discussion of the exchange privilege.

Other Considerations

Frequent Trading

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Right To Reject Or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds have adopted the purchase and exchange limitation policies described below, which they believe are reasonably designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. A fund may alter its policies at any time without notice to shareholders.

•

Purchase And Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, the MFS funds or their agents may in their discretion restrict, reject, or cancel a purchase or exchange order if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund’s portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund’s best interests. This policy also applies to transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds’ or their agents’ judgment, such delay would be in the funds’ best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

•

Limitations On The Ability To Detect And Curtail Frequent Trading Practices. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds and their agents to prevent frequent trading, there is no assurance that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

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In addition, the MFS funds receive purchase, exchange, and redemption orders through insurance company and retirement plans which maintain omnibus accounts with the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain insurance companies offering variable insurance products and retirement plans. These arrangements often permit the financial intermediary to aggregate their clients’ transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund. Therefore, the ability of a fund to detect frequent trading with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders’ account activity may not be monitored.

•

The insurance company, plan or other eligible investor through which your investment in a fund is made may impose transfer limitations and other limitations designed to curtail frequent trading. In addition, the terms of a particular insurance company contract, plan, or other investment vehicle may also limit the ability of the insurance company, plan, or other eligible investor to address frequent trading. Please refer to your insurance company contract, plan, or other material for the investment vehicle through which your investment in a fund is made for details. Given the limitations of the fund or its agents to detect and curtail frequent trading activity and their reliance on an insurance company, plan, or other eligible investor to effectively address potential frequent trading activity, there is risk that the fund’s policies may not be applied uniformly and/or may be ineffective to detect or prevent frequent trading

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practices. As a result, the funds can give no assurances that frequent trading practices will not occur in the funds, and shareholders may be subject to the risks associated with frequent trading practices described below.

•

Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

In addition, to the extent that a fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund’s fair valuation policies and procedures will prevent dilution of the fund’s net asset value by short-term traders.

To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

Anti-Money Laundering Restrictions. Federal law requires each fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. Each fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures.

Potential Conflicts. Shares of the funds are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other (“shared funding”) and may serve as the underlying investments for both variable annuity and variable life insurance contracts (“mixed funding”). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the Board of Trustees which oversees the funds intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more funds. This might force a fund to sell securities at disadvantageous prices.

OTHER INFORMATION

Valuation

The price of each class of each fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets

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allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and each fund does not transact purchase and redemption orders. To the extent a fund’s assets are traded in other markets on days when each fund does not price its shares, the value of the fund’s assets may change when you will not be able to purchase or redeem shares.

To determine net asset value, each fund’s investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of a fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of a fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, a fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating a fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

Distributions

Each fund intends to declare and pay a dividend to shareholders at least annually.

Any capital gains are distributed at least annually.

Distribution Options

Dividends and capital gain distributions will automatically be reinvested in additional shares of the series.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the funds may have on your particular tax situation, including possible foreign, state, and local taxes.

Each fund is treated as a separate corporation for federal income tax purposes. As long as a fund qualifies for treatment as a regulated investment company (which each has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each fund intends to continue to diversify its assets to satisfy the federal tax diversification rules applicable to separate accounts that fund variable insurance and annuity contracts.

Shares of each fund are offered to insurance company separate accounts, qualified retirement plans and pension plans, and other eligible investors. You should consult with the insurance company, qualified retirement plans and pension plans, and other eligible investors through which your investment in the funds is made to understand the tax treatment of your investment.

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FINANCIAL HIGHLIGHTS

The fund commenced investment operations on or after the date of this prospectus; therefore, no Financial Highlights are included.

MFS/Sun Life Series Trust

Shareholder Communications with the Board of Trustees. The Board of Trustees of the MFS/Sun Life Series Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS/Sun Life Series Trust, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the funds’ actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the funds’ performance during their last fiscal year.

Statement of Additional Information (SAI). The SAI, dated December 17, 2007, provides more detailed information about the funds and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about each fund, and make inquiries about the fund, by contacting:

Sun Life Assurance Company of Canada (U.S.)

P.O. Box 9133

Wellesley Hills, MA 02481

Telephone: 1-800-752-7215

Internet: www.sunlife.usa.com

Information about each fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the fund are available on the Edgar Database on the Commission’s Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

The fund’s Investment Company Act file number is 811-3732.

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Service Class

Prospectus December 17, 2007

Blended Research Growth Series

Blended Research Value Series

This prospectus describes two series of the MFS/Sun Life Series Trust (referred to as the Trust).

The investment objective of the Blended Research Growth Series is capital appreciation.

The investment objective of the Blended Research Value Series is capital appreciation.

The Securities and Exchange Commission has not approved or disapproved the funds’ shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

The Trust offers shares of its 28 series (referred to as the funds) exclusively to separate accounts established by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company in order to serve as investment options under variable annuity and life insurance contracts and certain other types of insurance contracts (the “Variable Contracts”). The Blended Research Growth Series and the Blended Research Value Series are described below.

RISK RETURN SUMMARY

Blended Research Growth Series

Investment Objective

The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in equity securities.

MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the fund’s assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

Investments for the fund are selected based on fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position and management ability. MFS also uses proprietary quantitative models to forecast the expected return of an investment. Factors considered by the quantitative model include valuation, price momentum and earnings quality.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

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The principal risks of investing in the fund are:

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. Prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Foreign Risk: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, loans of portfolio securities, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Investment risks which are common to all the funds are described under the caption “Certain Investment Policies and Risks” below.

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Bar Chart and Performance Table

The bar chart and performance table are not included because the fund has not had a full calendar year of investment operations.

Blended Research Value Series

Investment Objective

The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests the fund’s assets primarily in equity securities.

MFS focuses on investing the fund in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the fund’s assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

Investments for the fund are selected based on fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position and management ability. MFS also uses proprietary quantitative models to forecast the expected return of an investment. Factors considered by the quantitative model include valuation, price momentum and earnings quality.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. Prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in

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general market, economic, political, and regulatory conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

Value Company Risk: The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value.

Foreign Risk: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, loans of portfolio securities, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Investment risks which are common to all the funds are described under the caption “Certain Investment Policies and Risks” below.

Bar Chart and Performance Table

The bar chart and performance table are not included because the fund has not had a full calendar year of investment operations.

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EXPENSE SUMMARY

Expense Table

This table describes the fees and expenses that you may pay when you hold shares of a fund. These expenses do not reflect the fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses had been included, your expenses would be higher. The annual fund operating expenses are based on estimated expenses for the current fiscal year. The fund’s annual operating expenses may vary in future years.

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Service Class	Blended Research Growth Series	Blended Research Value Series
Management Fee	0.60%	0.60%
Distribution and/or Service (12b-1)(1) Fees	0.25%	0.25%
Other Expenses(2)	1.52%	1.52%

Total Annual Fund Operating Expenses(2)	2.37%	2.37%
Fee Reductions(3)	(1.52)%	(1.52)%

Net Expenses(2)	0.85%	0.85%

(1)	The fund’s Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund’s shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under “Distribution and Service Fees.”

(2)	The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, net expenses would be lower.

(3)	MFS has agreed in writing to bear each Fund’s expenses such that “Total Annual Fund Operating Expenses”, determined without giving effect to the expense offset arrangement described above, do not exceed 0.60% annually for each fund. This written agreement excludes taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2009.

Example of Expenses

These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. These examples do not reflect the fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses were included, your expenses would be higher.

The examples assume that:

•	You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

•	Your investment has a 5% return each year and dividends and other distributions are reinvested; and

•

The fund’s operating expenses remain the same, except that the fund’s total operating expenses are assumed to be the fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see “Expense Summary-Expense Table” above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Fund	1 Year	3 Years
Blended Research Growth Series
Service Class	$87	$536
Blended Research Value Series
Service Class	$87	$536

5

CERTAIN INVESTMENT POLICIES AND RISKS

Common Investment Risks

The following risks are common to the funds.

Turnover

MFS may engage in active and frequent trading in pursuing each fund’s principal investment strategies. Frequent trading increases transaction costs, which may reduce a fund’s return.

Temporary Defensive Policy

In response to market, economic, political, or other conditions, MFS may depart from each fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies and Risks

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

Investment Adviser

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for each fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing each fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between each fund and MFS.

The management fee set forth in each fund’s Investment Advisory Agreement is 0.60% annually of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement will be available in each fund’s annual report for the one year period that ends December 31.

MFS is America‘s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $202 billion as of June 30, 2007.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia,

6

Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, the following information is generally available to you on the MFS Web site (mfs.com) by clicking on “Products and Performance,” then “Sun Life Annuities,” then a fund name:

Information	Approximate Date of Posting to Web Site
Fund’s full securities holdings as of each month’s end	24 days after month end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of each fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund.

Fund	Portfolio Manager	Primary Role	Since	Title and Five Year History

Blended Research Growth Series	Eric Weigel	Portfolio Manager	Inception*	Investment Officer of MFS; employed in the investment area of MFS since 2007.

Blended Research Value Series	Jonathan W. Sage	Portfolio Manager	Inception*	Investment Officer of MFS; employed in the investment area of MFS since 2000.

*	December 17, 2007

Administrator

MFS provides each fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between each fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of each fund under a Shareholder Servicing Agent Agreement. MFSC may receive a fee.

7

DESCRIPTION OF SHARE CLASSES

Each fund offers Initial Class and Service Class shares. These shares are offered to separate accounts established by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company (collectively Sun Life) to serve as investment vehicles for variable annuity and variable life insurance contracts. To determine which share class you are eligible to purchase, please see your Variable Contract prospectus.

Distribution and Service Fees

Each fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, the Service Class pays distribution and/or service fees to MFD to support the sale and distribution of Service Class shares as well as shareholder servicing and account maintenance activities. These distribution and/or service fees equal on an annual basis up to 0.25% of average daily net assets of the class. These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

Financial Intermediary Compensation

Sun Life, or the selling broker or other financial intermediary through which your investment in the funds is made (“financial intermediary”), receives various forms of compensation in connection with the sale of shares of the funds and/or the servicing of accounts. Sun Life may receive such compensation in the form of cash payments and reimbursements paid by MFD from MFD’s own additional resources in consideration of administrative services provided by Sun Life and administrative costs and expenses incurred by Sun Life with respect to the Variable Contracts. Financial intermediaries may receive such compensation (i) with respect to Service Class shares only, in the form of ongoing asset-based compensation paid by MFD based on Distribution Plan distribution and service payments received by MFD from the funds, (ii) with respect to each class of shares, in the form of sales commissions received by Sun Life from the Variable Contract Owner based on the premium paid on the Variable Contract as described in the Variable Contract prospectus, and (iii) with respect to each class of shares, in the form of cash payments or reimbursements paid by Sun Life from Sun Life’s own additional resources in recognition of their marketing and distribution, transaction processing, and/or administrative services. These payments may be calculated as a percentage of the particular financial intermediary’s actual or expected aggregate sales of the Variable Contracts or assets held within those Variable Contracts and the level of these payments or reimbursements may not bear any relationship to the amount or proportion of Variable Contract assets in the funds. You should consult the prospectus for the Variable Contract that you hold to learn more about these arrangements. These payments may provide additional incentives to selling brokers/dealers or intermediaries to actively promote the Variable Contracts or cooperate with related promotional efforts.

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

All purchases, redemptions, and exchanges of shares are made through insurance company separate accounts, which are the record owners of the shares. Contract holders seeking to purchase, redeem, or exchange interests in a fund’s shares should consult with the insurance company who issued their contract.

Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company are the designees of the funds for receipt of purchase, exchange, and redemption orders from contract holders. An order submitted to the funds’ designee by the valuation time will receive the net asset value next calculated; provided that the fund receives notice of the order generally by 10:00 a.m., Eastern time, on the next day on which the New York Stock Exchange is open for trading.

The funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes an in-kind redemption, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

Each fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

8

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund. You can exchange shares of your fund for shares of any of the other fund described in this prospectus at net asset value (if shares of that fund are available for purchase by the insurance company separate account, plan, or other eligible investor through which your investment in the fund is made). See the Prospectus or other materials for the investment vehicle through which your investment in the fund is made for a further discussion of the exchange privilege.

Other Considerations

Frequent Trading

•

Right To Reject Or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds have adopted the purchase and exchange limitation policies described below, which they believe are reasonably designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. A fund may alter its policies at any time without notice to shareholders.

•

Purchase And Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, the MFS funds or their agents may in their discretion restrict, reject, or cancel a purchase or exchange order if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund’s portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund’s best interests. This policy also applies to transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds’ or their agents’ judgment, such delay would be in the funds’ best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

•

Limitations On The Ability To Detect And Curtail Frequent Trading Practices. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds and their agents to prevent frequent trading, there is no assurance that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

•

In addition, the MFS funds receive purchase, exchange, and redemption orders through insurance company and retirement plans which maintain omnibus accounts with the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain insurance companies offering variable insurance products and retirement plans. These arrangements often permit the financial intermediary to aggregate their clients’ transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund. Therefore, the ability of a fund to detect frequent trading with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders’ account activity may not be monitored.

•

The insurance company, plan or other eligible investor through which your investment in a fund is made may impose transfer limitations and other limitations designed to curtail frequent trading. In addition, the terms of a particular insurance company contract, plan, or other investment vehicle may also limit the ability of the insurance company, plan, or other eligible investor to address frequent trading. Please refer to your insurance company contract, plan, or other material for the investment vehicle through which your investment in a fund is made for details. Given the limitations of the fund or its agents to detect and curtail frequent trading activity and their reliance on an insurance company, plan, or other eligible investor to effectively address potential frequent trading activity, there is risk that the fund’s policies may not be applied uniformly and/or may be ineffective to detect or prevent frequent trading practices. As a result, the funds can give no assurances that frequent trading practices will not occur in the funds, and shareholders may be subject to the risks associated with frequent trading practices described below.

9

•

Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

In addition, to the extent that a fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund’s fair valuation policies and procedures will prevent dilution of the fund’s net asset value by short-term traders.

To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

Anti-Money Laundering Restrictions. Federal law requires each fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. Each fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures.

Potential Conflicts. Shares of the funds are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other (“shared funding”) and may serve as the underlying investments for both variable annuity and variable life insurance contracts (“mixed funding”). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the Board of Trustees which oversees the funds intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more funds. This might force a fund to sell securities at disadvantageous prices.

OTHER INFORMATION

Valuation

The price of each class of each fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and each fund does not transact purchase and redemption orders. To the extent a fund’s assets are traded in other markets on days when each fund does not price its shares, the value of the fund’s assets may change when you will not be able to purchase or redeem shares.

To determine net asset value, each fund’s investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

10

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of a fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of a fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, a fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating a fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

Distributions

Each fund intends to declare and pay a dividend to shareholders at least annually.

Any capital gains are distributed at least annually.

Distribution Options

Dividends and capital gain distributions will automatically be reinvested in additional shares of the series.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the funds may have on your particular tax situation, including possible foreign, state, and local taxes.

Each fund is treated as a separate corporation for federal income tax purposes. As long as a fund qualifies for treatment as a regulated investment company (which each has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each fund intends to continue to diversify its assets to satisfy the federal tax diversification rules applicable to separate accounts that fund variable insurance and annuity contracts.

Shares of each fund are offered to insurance company separate accounts, qualified retirement plans and pension plans, and other eligible investors. You should consult with the insurance company, qualified retirement plans and pension plans, and other eligible investors through which your investment in the funds is made to understand the tax treatment of your investment.

FINANCIAL HIGHLIGHTS

The fund commenced investment operations on or after the date of this prospectus; therefore, no Financial Highlights are included.

11

MFS/Sun Life Series Trust

Shareholder Communications with the Board of Trustees. The Board of Trustees of the MFS/Sun Life Series Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS/Sun Life Series Trust, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the funds’ actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the funds’ performance during their last fiscal year.

Statement of Additional Information (SAI). The SAI, dated December 17, 2007, provides more detailed information about the funds and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about each fund, and make inquiries about the fund, by contacting:

Sun Life Assurance Company of Canada (U.S.)

P.O. Box 9133

Wellesley Hills, MA 02481

Telephone: 1-800-752-7215

Internet: www.sunlife.usa.com

Information about each fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the fund are available on the Edgar Database on the Commission’s Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

The fund’s Investment Company Act file number is 811-3732.

12

MFS®/SUN LIFE SERIES TRUST

Supplement to the Current Statement of Additional Information

1. Effectively immediately, any references to the Capital Opportunities Series and the Strategic Growth Series are hereby deleted and any references to the Massachusetts Investors Trust Series are hereby changed to the Blended Research Core Equity Series.

2. Effective immediately, the first two paragraphs of the Statement of Additional Information is hereby restated as follows:

This Statement of Additional Information (“SAI”) contains additional information about MFS/Sun Life Series Trust (the “Trust”) and should be read in conjunction with the Trust’s Prospectus dated May 1, 2007, as amended December 17, 2007. The Trust’s financial statements are incorporated into this SAI by reference to the Trust’s most recent Annual Report and Semi-Annual Report to shareholders. A copy of the Annual Report and Semi-Annual Report accompanies this SAI. You may obtain a copy of the Trust’s Prospectus and Annual and Semi-Annual Reports without charge at mfs.com or by contacting Sun Life Assurance Company of Canada (U.S.) (please see the back cover of this SAI for address and telephone number). Because the Blended Research Growth Series and Blended Research Value Series commenced investment operations on or after the date of this Statement of Additional Information, the Funds do not have financial statements.

This SAI relates to the 28 Funds of the Trust identified on page 1 hereof. Shares of the Funds may be offered to separate accounts of certain insurance companies (“Participating Insurance Companies”) that fund variable annuity and variable life insurance contracts (“Contracts”) and to qualified retirement and pension plans (“Plans”) and to other eligible investors. Eligible investors may choose to offer as investment options to their Contract holders less than all of the Trust’s Funds, in which case the Trust’s Prospectuses for those eligible investors will be revised to describe only those Funds offered. Therefore, while certain versions of the Trust’s Prospectuses will describe only certain of the Trust’s Funds, this SAI includes information on other Funds which are not offered pursuant to such Prospectuses, in which case information concerning these other funds contained herein should be disregarded.

3. Effective immediately, the definition of “Contracts” and “Participating Insurance Companies” under the section entitled “Definitions” are hereby deleted.

4. Effective immediately, the definition of “Funds” under the section entitled “Definitions” is hereby amended (1) to delete the “Capital Opportunities Series” and the “Strategic Growth Series,” (2) to add the “Blended Research Growth Series” and the “Blended Research Value Series” and (3) to change the name of the “Massachusetts Investors Trust Series” to the “Blended Research Core Equity Series.”

5. Effective immediately, the second paragraph of the definition of “Funds” under the section entitled “Definitions” is hereby amended to delete the second sentence and to add the following sentence to the paragraph:

The Blended Research Core Equity Series was known as the Massachusetts Investors Trust Series until it changed its name on June 22, 2007.

6. Effective immediately, the definition of “Variable Accounts” under the section entitled “Definitions” is hereby restated as follows:

“Variable Accounts” – Variable accounts established by Participating Insurance Companies to fund Contracts.

7. Effective August 1, 2007, the second paragraph of the subsection entitled “Administrator” under the section entitled “Management of the Funds” is hereby restated as follows:

As of August 1, 2007, the maximum annual fee payable by each Fund is $10,000 plus an amount equal to the following percentage of the Fund’s average daily net assets:

On the first $50,000,000 in assets	0.0000%
$50,000,000 - $750,000,000 in assets	0.0240%
$750,000,000 - $1,500,000 000 in assets	0.0230%
$1,500,000,000 - $2,500,000,000 in assets	0.0220%
$2,500,000,000 - $4,000,000,000 in assets	0.0215%
Over $4,000,000,000	0.0000%

These fees are subject to minimums and maximum fees based on the asset level of the MFS funds.

8. Effective immediately, the second paragraph under the section entitled “Independent Registered Public Accounting Firm and Financial Statements” is hereby restated as follows:

Each Fund’s Financial Statements and Financial Highlights for the fiscal year ended December 31, 2006, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. Each Fund’s Financial Statements and Financial Highlights for the semi-annual period ended June 30, 2007, are incorporated by reference into this SAI from the Fund’s Semi-Annual Report to shareholders. A copy of each Fund’s Annual and Semi-Annual Reports accompanies this SAI. Because the Blended Research Growth Series and Blended Research Value Series commenced investment operations on or after the date of this Statement of Additional Information, the Funds do not have Financial Statements or Financial Highlights.

9. Effective immediately, the following is hereby added after the table setting forth the Trustees’ fees paid by each fund in the subsection entitled “Trustee Compensation Table” in the section entitled “Appendix B-Trustee Compensation and Committees”:

The Blended Research Growth Series and the Blended Research Value Series are newly organized and have not paid compensation to the Trustees as of the date of this SAI.

10. Effective immediately, Appendix C is hereby restated as follows:

SHARE OWNERSHIP

Ownership By Trustees and Officers

Because the Trustees and officers are not eligible to purchase shares of the Trust and/or Variable Accounts, no Trustee or officer owned shares of the Trust or any other fund supervised by the Trustees as of the date of this SAI.

25% or Greater Ownership

As of September 7, 2007^, the following table identifies those investors who own 25% or more of a Fund’s shares (all share classes taken together and record owners unless otherwise indicated).

Fund	Name and Address of Investor	Percentage Ownership
Blended Research Core Equity Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	91.95%
Bond Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.58%
Capital Appreciation Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	85.60%
Core Equity Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.43%
Emerging Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	90.10%
Emerging Markets Equity Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.77%
Global Governments Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	92.93%
Global Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	94.65%
Global Total Return Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.10%
Government Securities Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	84.35%
High Yield Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	85.53%
International Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	90.57%
International Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	95.49%
Massachusetts Investors Growth Stock Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	92.02%
Mid Cap Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.48%
Mid Cap Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.61%

Fund	Name and Address of Investor	Percentage Ownership
Money Market Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	74.17%
New Discovery Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	74.82%
Research Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	96.34%
Research International Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	93.50%
Strategic Income Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.32%
Strategic Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.73%
Technology Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	100%
Total Return Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	86.70%
Utilities Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	86.34%
Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.14%

^The Blended Research Growth Series and the Blended Research Value Series are newly organized, and shares of these funds have not been offered for sale as of the date of this SAI.

5% or Greater Ownership of Share Class

As of September 7, 2007^, the following table identifies those investors who own 5% or more of any class of a Fund’s shares (record owners unless otherwise indicated):

Fund	Name and Address of Investor	Percentage Ownership
Blended Research Core Equity Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	91.87% of Initial Class 92.02% of Service Class
Blended Research Core Equity Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	6.09% of Service Class
Bond Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.37% of Initial Class 98.91% of Service Class

Fund	Name and Address of Investor	Percentage Ownership
Capital Appreciation Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	85.08 % of Initial Class 95.27% of Service Class
Capital Appreciation Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	7.22% of Initial Class
Core Equity Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.35% of Initial Class 99.04% of Service Class
Emerging Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	90.28% of Initial Class 87.99% of Service Class
Emerging Growth Series	Sun Life Financial - US Futurity Operating Fd Grp 90 One Sun Life Executive Park Wellesley Hills MA 02481	5.93% of Initial Class 7.37% of Service Class
Emerging Markets Equity Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.15% of Initial Class 96.27% of Service Class
Global Governments Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	92.27% of Initial Class 99.21% of Service Class
Global Governments Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	6.29% of Initial Class
Global Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	94.40% of Initial Class 98.79% of Service Class
Global Total Return Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	96.95% of Initial Class 98.33% of Service Class
Government Securities Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	80.48% of Initial Class 88.47% of Service Class
Government Securities Series	Sun Life Financial- US Futurity Operating Fd Group 90 One Sun Life Executive Park Wellesley Hills MA 02481	7.34% of Initial Class 5.78% of Service Class
Government Securities Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	5.57% of Service Class
High Yield Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	83.10% of Initial Class 87.96% of Service Class
High Yield Series	Sun Life Financial- US Futurity Operating Fd Grp 90 One Sun Life Executive Park Wellesley Hills MA 02481	8.17% of Initial Class 7.88% of Service Class
International Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	90.36% of Initial Class 91.77% of Service Class
International Growth Series	Sun Life Financial Large Case PPVUL Separate Acct H One Sun Life Executive Park Wellesley Hills MA 02481	7.90% of Initial Class

Fund	Name and Address of Investor	Percentage Ownership
International Growth Series	Sun Life Financial Corporate/Futurity VUL One Sun Life Executive Park Wellesley Hills MA 02481	7.61% of Service Class
International Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	96.97% of Initial Class 94.19% of Service Class
International Value Series	Sun Life Financial - US VA Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	5.81% of Service Class
Massachusetts Investors Growth Stock Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	92.57% of Initial Class 90.64% of Service Class
Massachusetts Investors Growth Stock Series	Sun Life Financial - US Futurity Operating Fd Gr 90 One Sun Life Executive Park Wellesley Hills MA 02481	5.65% of Initial Class 6.95% of Service Class
Mid Cap Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	100.00% of Initial Class 96.37% of Service Class
Mid Cap Value Series	MFS Fund Distributors, Inc. Attn: Thomas Hastings 500 Boylston Street Fl 6 Boston MA 02116-3740	100.00% of Initial Class
Mid Cap Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.61% of Service Class
Money Market Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	61.35% of Initial Class 94.26% of Service Class
Money Market Series	Sun Life Financial - Corporate/Futurity VUL One Sun Life Executive Park Wellesley Hills MA 02481	34.29% of Initial Class
Money Market Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	5.74% of Service Class
New Discovery Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	76.70% of Initial Class 73.40% of Service Class
New Discovery Series	Sun Life Financial - US Futurity Operating Fd Grp 90 One Sun Life Executive Park Wellesley Hills MA 02481	20.71% of Initial Class 20.35% of Service Class
New Discovery Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	5.18% of Service Class
Research Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	96.24% of Initial Class 97.29% of Service Class
Research International Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	91.74% of Initial Class 94.56% of Service Class
Research International Series	Sun Life Financial Large Case VUL Separate Account G One Sun Life Executive Park Wellesley Hills MA 02481	6.76% of Initial Class

Fund	Name and Address of Investor	Percentage Ownership
Research International Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	5.44% of Service Class
Strategic Income Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	96.87% of Initial Class 98.52% of Initial Class
Strategic Value Series	MFS Fund Distributors, Inc. Attn: Thomas Hastings 500 Boylston Street Fl 6 Boston MA 02116-3740	100.00% of Initial Class
Strategic Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.73% of Service Class
Technology Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	100.00% of Initial Class 100.00% of Service Class
Total Return Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	89.00% of Initial Class 84.19% of Service Class
Total Return Series	Sun Life Financial - US Futurity Operating Fd Grp 90 One Sun Life Executive Park Wellesley Hills MA 02481	7.24% of Service Class
Total Return Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	7.87% of Service Class
Utilities Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	86.51% of Initial Class 85.76% of Service Class
Utilities Series	Sun Life Financial - US Futurity Operating Fd Grp 90 One Sun Life Executive Park Wellesley Hills MA 02481	9.71% of Initial Class 11.53% of Service Class
Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	96.83% of Initial Class 97.79% of Service Class

^The Blended Research Growth Series and the Blended Research Value Series are newly organized, and shares of these funds have not been offered for sale as of the date of this SAI.

11. Effective immediately, the sixth paragraph in subsection entitled “Compensation” under the section entitled “Appendix D-Portfolio Manager(s)” is hereby restated as follows:

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or a benchmark index (generally, a benchmark set forth in the fund’s prospectus to which the fund’s performance is compared and with respect to funds with more than one portfolio manager, such benchmark may be set forth in the prospectus for another fund managed by such portfolio manager) with respect to each account. Additional or different appropriate peer group or index benchmarks may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-yea period (adjusted as appropriate if the portfolio manager has served for less than five years).

12. Effective immediately, the subsection entitled “Ownership of Fund Shares” under the section entitled “Appendix D-Portfolio Manager(s)” is hereby amended to add the following sentence to note “N”:

The Blended Research Growth Series and the Blended Research Value Series are newly organized, and shares of these funds have not been offered for sale as of the date of this SAI.

13. Effective immediately, with respect to the Blended Research Growth Series and the Blended Research Value Series, the subsection entitled “Other Accounts” under the section entitled “Appendix D-Portfolio Manager(s)” is hereby restated as follows:

Other Accounts. In addition to the fund, each fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of August 31, 2007 were as follows:

Blended Research Growth Series

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Eric Weigel	0	$0	0	$0	0	$0

*	Excludes the Fund.

Blended Research Value Series

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jonathan W. Sage	5	$12.2 billion	0	$0	3	$5.9 billion

*	Excludes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

14. Effective immediately, the following sentences is hereby added after the tables in the section entitled “Appendix F-Certain Service Provider Compensation”:

The Blended Research Growth Series and the Blended Research Value Series are newly organized and have not compensated service providers as of the date of this SAI.

15. Effective immediately, the penultimate paragraph under the section entitled “Appendix F-Certain Service Provider Compensation” is hereby restated as follows:

MFS has agreed in writing to assume and bear the fund’s expenses such that the “Total Expense Ratio” does not exceed, on an annualized basis, 0.95% and 1.20% for the Initial Class and the Service Class, respectively, of the New Discovery Series; 0.90% and 1.15% for the Initial Class and the Service Class, respectively, of the Global Total Return Series, the Strategic Income Series, and the Value Series; 1.10% and 1.35% for the Initial Class and Service Class, respectively, of the Research International Series; 1.00% and 1.25% for the Initial Class and Service Class, respectively, of the Technology Series, the High Yield Series and the Mid Cap Value Series; 0.98% and 1.23% for the Initial Class and the Service Class, respectively, of the Strategic Value Series; and 0.57% and 0.82% for the Initial Class and the Service Class, respectively, of the Money Market Series. MFS has further agreed in writing to assume and bear the fund’s expenses such that the “Total Expense Ratio” does not exceed, on an annualized basis, 0.82% and 1.07% for the Initial Class and the Service Class, respectively, of the Massachusetts Investors Growth Stock Series and 0.85% and 1.07% for the Initial Class and the Service Class, respectively, of the Core Equity Series. MFS has also agreed in writing to assume and bear the fund’s expenses such that the “Total Expense Ratio” does not exceed, on an annualized basis, 0.60% and 0.85% for the Initial Class and the Service

Class, respectively, of the Blended Research Growth Series and Blended Research Value Series. These written agreements exclude taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses and expenses associated with the fund’s investing activities, and will continue until at least August 31, 2008 (for all funds except the Blended Research Growth Series, the Blended Research Value Series, the Core Equity Series and the Massachusetts Investors Growth Stock Series), May 1, 2009 (for the Blended Research Growth and Blended Research Value Series) and June 30, 2010 (for the Core Equity and Massachusetts Investors Growth Stock Series).

16. Effectively immediately, the following sentence is hereby added after the table in the section entitled “Appendix G-Certain Distribution Plan Payments”:

The Blended Research Growth Series and the Blended Research Value Series are newly organized and have not made Distribution Plan payments as of the date of this SAI.

17. Effective immediately, the following sentence is hereby added after the table in the subsection “Brokerage Commissions” in the section entitled “Appendix K-Portfolio Transactions and Brokerage Commissions”:

The Blended Research Growth Series and the Blended Research Value Series are newly organized and have not paid brokerage commissions as of the date of this SAI.

18. Effective immediately, the following sentence is hereby added after the table in the subsection “Securities Issued By Regular Broker-Dealer” in the section entitled “Appendix K-Portfolio Transactions and Brokerage Commissions”:

The Blended Research Growth Series and the Blended Research Value Series are newly organized and have not purchased securities issued by regular broker/dealers as of the date of this SAI.

19. Effective immediately, the following sentence is hereby added after the table in the subsection “Transactions with Research Firms” in the section entitled “Appendix K-Portfolio Transactions and Brokerage Commissions”:

The Blended Research Growth Series and the Blended Research Value Series are newly organized and have not made transactions with Research Firms as of the date of this SAI.

20. Effective immediately, Appendix L is hereby restated as follows:

RECIPIENTS OF NON-PUBLIC HOLDINGS ON AN ONGOING BASIS

Name of Recipient	Purpose of Disclosure
MSCI BARRA, Inc.	Analytical Tool
Bloomberg, L.P.	Analytical Tool
Board of Trustees	Fund Governance
Bowne	Typesetting and Printing Services
CDS/Computer	Software Vendor
Checkfree	Software Vendor
Deloitte & Touche LLP	Independent Registered Public Accounting Firm
eA Data Automation Services, LLC	Data Formatting and Organization Service
Eagle Investment Systems Corp	Accounting System
FactSet Research Systems Inc.	Analytical Tool
GainsKeeper, Inc.	Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions	Software Vendor
G.H. Dean Co.	Typesetting and Printing Services
Institutional Shareholder Services Inc.	Proxy Service Provider
Investor Tools Perform	Analytical Tool
ITG, Inc.	Analytical Tool
Lipper Inc.	Publication Preparation
The MacGregor Group	Software Vendor
Mark-it Partners	Pricing Service
Massachusetts Financial Services Co.	Fund Management
MFS Funds Distributor, Inc.	Fund Distribution
OMGEO LLC	Software Vendor
Plexus	Analytical Tool
Radianz	Software Vendor
Ropes & Gray LLP	Legal Counsel
Saloman Analytics Inc.	Analytical Tool
Siemens Business Services, Inc.	IT Client Services and Desktop Architecture
Sir Speedy	Printing and Copying Services
Standard & Poor’s Securities Evaluations Services	Fund Pricing
State Street Bank and Trust Company	Custodian
Sullivan and Worcester LLP	Legal Counsel
Wilshire Analytics/Axiom	Analytical Tool

This list is current as of August 31, 2007, and any additions, modifications or deletions to the list that have occurred since August 31, 2007, are not reflected.

The date of this Supplement is December 17, 2007.

MFS®/SUNLIFE SERIES TRUST

Supplement to the Current Statement of Additional Information

Effective immediately, with respect to Capital Appreciation Series, the sub-heading entitled “Appendix D—Other Accounts”, under the section entitled “Portfolio Manager(s)” is hereby restated as follows:

Other Accounts. In addition to the Fund, each Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of June 30, 2007 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeffrey C. Constantino	5	$7.58 billion	1	$175.63 million	0	N/A
Stephen K. Pesek	9	$10.50 billion	1	$175.63 million	0	N/A
Maureen Pettirossi	7	$7.58 billion	1	$175.63 million	0	N/A

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Supplement to the Current Statement of Additional Information

Effective immediately, with respect to Blended Research Core Equity Series, the sub-heading entitled “Appendix D—Other Accounts”, under the section entitled “Portfolio Manager(s)” is hereby restated as follows:

Other Accounts. In addition to the Fund, each Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of June 30, 2007 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Matthew Krummell	4	$2.85 billion	1	$346.00 million	2	$26.58 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

The date of this Supplement is August 1, 2007.

Statement of Additional Information May 1, 2007

MFS/Sun Life Series Trust

500 Boylston Street, Boston, MA 02116

This Statement of Additional Information (“SAI”) contains additional information about MFS/Sun Life Series Trust (the “Trust”) and should be read in conjunction with the Trust’s Prospectus dated May 1, 2007. The Trust’s financial statements are incorporated into this SAI by reference to the Trust’s most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Trust’s Prospectus and Annual Report without charge at mfs.com or by contacting Sun Life Assurance Company of Canada (U.S.) (please see the back cover of this SAI for address and telephone number).

This SAI relates to the 28 Funds of the Trust identified on page 1 hereof. Shares of the Funds are offered principally to separate accounts of Sun Life Assurance Company of Canada (U.S.) and its affiliates that fund variable annuity and variable life insurance contracts.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

Statement of Additional Information

DEFINITIONS

“Contracts” – Variable annuity and variable life insurance contracts and other insurance contracts issued by Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies or by New England Life Insurance Company.

“Funds” – Bond Series, Capital Appreciation Series, Capital Opportunities Series, Core Equity Series, Emerging Growth Series, Emerging Markets Equity Series, Global Governments Series, Global Growth Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series, International Value Series, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Mid Cap Value Series, Money Market Series, New Discovery Series, Research Series, Research International Series, Strategic Growth Series, Strategic Income Series, Strategic Value Series, Technology Series, Total Return Series, Utilities Series, and Value Series.

The International Growth Series was previously known as the MFS/Foreign & Colonial International Growth Series until it changed its name on September 8, 1997. The Capital Opportunities Series was previously known as the Value Series until it changed its name on April 29, 1998. The Massachusetts Investors Trust Series, Global Governments Series, Global Growth Series, and Global Total Return Series were previously known as the Conservative Growth Series, World Governments Series, World Growth Series, and World Total Return Series, respectively, until they changed their names on April 29, 1999. The Emerging Markets Equity Series was known as the MFS/Foreign & Colonial Emerging Markets Equity Series until it changed its name on December 1, 1999. The Value Series was known as the Equity Income Series until it changed its name on May 1, 2001. The Strategic Value Series was known as the Global Health and Sciences Series and the Mid Cap Value Series was known as the International New Discovery Series until they changed their names on April 30, 2002. The International Value Series was known as the International Investors Trust Series until it changed its name on October 16, 2002, International Growth and Income Series until May 2001, and MFS/Foreign & Colonial International Growth and Income Series until it changed its name on September 8, 1997. The Core Equity Series was known as the Research Growth and Income Series until it changed its name on April 30, 2004.

“Trust” – MFS/Sun Life Series Trust, a Massachusetts business trust organized on May 9, 1983.

“MFS” – Massachusetts Financial Services Company, a Delaware corporation.

“MFD” – MFS Fund Distributors, Inc., a Delaware corporation.

“Participating Insurance Companies” – Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies or New England Life Insurance Company.

“Prospectus” – The Prospectus of the Funds, dated May 1, 2007, as amended or supplemented from time to time.

“Sun Life of Canada (U.S.)” – Sun Life Assurance Company of Canada (U.S.), a Delaware corporation.

“Sun Life (N.Y.)”— Sun Life Insurance and Annuity Company of New York, a New York corporation.

“Variable Accounts” – Variable accounts established by Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies or by New England Life Insurance Company to fund Contracts.

“1940 Act” – the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules, or regulations are interpreted by the Securities and Exchange Commission.

“Majority Shareholder Vote” – as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of at voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

MANAGEMENT OF THE FUNDS

The Funds

Each Fund except Global Governments Series and Technology Series is a diversified series of the Trust. Global Governments Series and Technology Series are non-diversified series of the Trust. The Trust is an open-ended management investment company.

Trustees/Officers

Board Oversight — The Board of Trustees which oversees each Fund provides broad supervision over the business and operations of each Fund.

Trustees and Officers – Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix B.

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in each Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix C.

Portfolio Manager(s)

Information regarding each Fund’s portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix D.

Investment Adviser

MFS provides each Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company).

MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix E. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge by visiting mfs.com and clicking on “Proxy Voting” and by visiting the SEC’s web site at http://www.sec.gov.

Investment Advisory Agreement — MFS manages the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading “Management of the Fund(s).”

MFS pays the compensation of the Trust’s officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund’s investments and effecting its portfolio transactions.

The Trust pays the compensation of the Trustees who are “not affiliated” with MFS and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; retirement plan administration services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund’s custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with

MFS Fund Distributors, Inc. (“MFD”), provides that MFD is to pay all of such expenses. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by a Majority Shareholder Vote and, in either case, by a majority of the Trustees who are not “interested persons” of the Fund or MFS as defined by the 1940 Act. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party on not more than 60 days’ nor less than 30 days’ written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other Fund in the Trust.

The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

Administrator

MFS provides the Fund with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the Fund pays an annual fee to MFS for these services.

Effective August 1, 2006, the maximum annual fee payable by each Fund is $10,000 plus an amount equal to the following percentage of the Fund’s average daily net assets:

On the first $35,000,000 in assets	0.0000%
$35,000,000 - $250,000,000 in assets	0.0285%
$250,000,000 - $500,000 000 in assets	0.0275%
$500,000,000 - $1,000,000,000 in assets	0.0255%
$1,000,000,000 - $2,000,000,000 in assets	0.0235%
Over $2,000,000,000	0.0000%

These fees are subject to minimums and maximum fees based on the asset level of the MFS funds.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, is the shareholder servicing agent of the Funds under a Shareholder Servicing Agent Agreement. Under the Agreement, the shareholder servicing agent’s responsibilities include transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund. MFSC may also contract with affiliated and unaffiliated entities to provide some or all of the services described above. MFSC has contracted with State Street Bank and Trust Company to perform dividend disbursing agent functions for the Fund.

MFSC may receive a fee based on the number of accounts in the Funds, computed and paid monthly. In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above.

During the fiscal years ended December 31, 2006, 2005 and 2004, no fund paid any compensation to the Shareholder Servicing Agent.

Distributor

MFS Fund Distributors, Inc. (“MFD” or the “Distributor”), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Agreement obligates MFD to use best efforts to find purchasers for shares of the Funds.

Custodian

State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, serves as the custodian of the assets of each Fund (the “Custodian”). The Custodian is responsible for safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on each Fund’s investments, serving as each Fund’s foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for each Fund, and calculating the daily net asset value of each class of shares of each Fund. Each Fund may invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

Each Fund has an expense offset arrangement that reduces each Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

Certain Service Provider Compensation

Compensation paid by each Fund to certain of its service providers — to MFS for investment advisory and administrative services and to MFSC for transfer agency services — for certain specified periods, is set forth in Appendix F.

Code of Ethics

The Fund, its Adviser, and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (“the 1940 Act”). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser’s Compliance Departments, and securities transactions of certain personnel are subject to quarterly reporting and review requirements.

DISTRIBUTION PLAN

The Trustees have approved a plan in accordance with Rule 12b-1 under the 1940 Act for Service Class Shares (the “Distribution Plan”). The Funds have not adopted a Distribution Plan with respect to Initial Class shares. In approving the Distribution Plan, the Trustees, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act or financially interested parties of the Distribution Plan (“Distribution Plan Qualified Trustees”) concluded that there is a reasonable likelihood that the Distribution Plan would benefit each Fund and each respective class of shareholders.

The Distribution Plan is designed to promote sales of shares and minimize redemptions, as well as to assist in the servicing and maintenance of shareholder accounts. Increasing a fund’s net assets through sales of shares, or minimizing reductions in net assets by minimizing redemptions, may help reduce a fund’s expense ratio by spreading the fund’s fixed costs over a larger base and may lessen the potential adverse effect of selling a fund’s portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the shares of the class to which the Distribution Plan relates (“Designated Class”). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the fund or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.

These distribution and/or service fees equal on an annual basis up to 0.25% of average daily net assets of the class. Some or all of the distribution and/or service fee may be spent on activities, including but not limited to compensation to and expenses of employees of MFD, including overhead and telephone expenses, who engage in the distribution of Service Class shares; printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity or variable life insurance contracts investing indirectly in Service Class shares (“Variable Contracts”); compensation to financial intermediaries and broker/dealers to pay or reimburse them for their services or expenses in connection with the distribution of

Variable Contracts; expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Service Class shares; expenses of holding seminars and sales meetings designed to promote the distribution of Service Class shares; expenses of obtaining information and providing explanations to Variable Contract owners regarding investment objectives and policies and other information about the Trust and its Series, including the performance of the Series; expenses of training sales personnel regarding the Service Class shares; expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Service Class shares; and expenses of personal services and/or maintenance of Variable Contract owner accounts with respect to Service Class shares attributable to such accounts.

Payments made by each Fund’s plan in accordance with Rule 12b-1 under the 1940 Act for the Fund’s most recent fiscal year are set forth in Appendix G.

FINANCIAL INTERMEDIARY COMPENSATION

MFD and/or its affiliates may make payments to financial intermediaries that sell Fund shares as described in Appendix J.

INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix H.

Investment Restrictions

Each Fund has adopted certain investment restrictions which are described in Appendix I.

NET INCOME AND DISTRIBUTIONS

Money Market Funds

The net income attributable to Money Market Series is determined each day during which the New York Stock Exchange is open for trading (see “Determination of Net Asset Value” below for a list of days that the Exchange is closed).

For this purpose, the net income attributable to shares of Money Market Series (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund less (ii) all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder’s investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder’s account.

It is expected that the shares of the Money Market Series will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by his or her investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

In addition, the Money Market Series intends to distribute net realized short- and long-term capital gains, if any, at least annually.

Other Funds

Each Fund other than the Money Market Series intends to distribute to its shareholders all or substantially all of its net investment income. The net investment income of the Funds consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually.

Distributions

The Variable Accounts can choose to receive distributions from a Fund in either cash or additional shares. It is expected that the Variable Accounts will choose to receive distributions in additional shares. If the Variable Accounts choose to receive distributions in cash, they will reinvest the cash in the Fund to purchase additional shares at their net asset value.

TAX CONSIDERATIONS

Each Fund is treated as a separate corporation under the Internal Revenue Code of 1986, as amended from time to time (the “Code”). Each Fund has elected to be, and intends to qualify each taxable year for treatment as, a “regulated investment company” under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of its gross income, the amount of its distributions and the composition of its portfolio assets. Because each Fund intends to distribute all of its net investment income and realized net capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Fund will be required to pay any federal income or excise taxes, although a Fund that has foreign-source income may be subject to foreign withholding taxes. Distributions by the Trust, to the extent applied to increase reserves under the Contracts, are not taxable to Sun Life of Canada (U.S.) or Sun Life (N.Y.). If any Fund failed to qualify for treatment as a “regulated investment company” in any taxable year, then that Fund would incur corporate federal income tax upon its taxable income for that year (with no deduction for distributions to shareholders), its distributions would generally be treated as ordinary dividend income to its shareholders and each insurance company separate account invested therein would fail to satisfy the diversification requirements of section 817(h) of the Code (see below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

Each Fund intends to continue to diversify its assets to comply with the requirements of section 817(h) of the Code and the regulations thereunder applicable to insurance company separate accounts. These requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the proportion of each Fund’s assets that may be represented by any single investment and securities from the same issuer. If a Fund failed to comply with these requirements, Contracts that invest in the Fund through the Participating Insurance companies’ separate accounts would not be treated as annuity, endowment or life insurance contracts under the Code and the contract holders generally will be subject to tax on all taxable distributions from a Fund, and on all sales, exchanges or redemptions of interests in the Fund.

If all of the beneficial interests in a Fund are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Fund, rather than treating the interest in the Fund as a separate investment of each separate account investing in the Fund. Each Fund intends to continue to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described in the preceding sentence is available, any separate account invested wholly in the Fund would also satisfy such diversification requirement.

Certain Investments — Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund’s investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a real estate mortgage investment conduit (a “REMIC”) can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

Options, Futures Contracts, and Forward Contracts — The Fund’s transactions in options, futures contracts, forward contracts, short sales and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles,” and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, futures contracts, forward contracts, short sales and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

Foreign Investments — Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain “passive foreign investment companies” may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in “passive foreign investment companies” on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Foreign Income Taxes — Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund’s effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries is not known.

If more than 50% of the total assets of a Fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to “pass through” to its shareholders (the insurance company separate accounts or other eligible investor) foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes in the year the foreign income tax was paid. Provided certain conditions are met and subject to limitation, a shareholder who includes such foreign income taxes paid by the Fund in its gross income may be able to claim a credit or deduction. In addition, the Fund’s investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Funds are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker/dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Funds the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in that and other transactions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), the Adviser may cause the Funds to pay a broker/dealer which provides “brokerage and research services” (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds and its other clients. “Commissions,” as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. In determining whether a service or product qualifies as “brokerage and research services,” the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser received from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

Broker/dealers may be willing to furnish statistical, research and other factual information or services (“Research”), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Such broker/dealers may be involved from time to time in executing, clearing or settling securities transactions on behalf of the Funds (“Executing Brokers”), or may have entered into agreements with one or more Executing Brokers pursuant to which they are responsible for performing one or more functions, the performance of which has been identified by the SEC as being sufficient to constitute effecting securities transactions within the meaning of Section 28(e) as interpreted by the SEC (“Effecting Brokers”). In reliance on this interpretation the Adviser expects to enter into Commission Sharing Agreements with Executing Brokers which will provide for the Executing Brokers to pay a portion of the Commissions paid by the Funds for securities transactions to Effecting Brokers. In addition to effecting securities transactions on behalf of the Funds pursuant to a Commission Sharing Agreement, the Effecting Brokers will also provide Research for the benefit of the Adviser. If a government agency with regulatory authority over the affairs of the Adviser or its subsidiaries, or a court of competent jurisdiction, were to determine that an Effecting Broker is not effecting a securities transaction within the meaning of Section 28(e), the Adviser believes that such Research should be considered as Research provided by the relevant Executing Broker and permitted by Section 28(e), provided that the relationship with such Executing Broker is otherwise consistent with the requirement for Research under Section 28(e). In such circumstances the Adviser will in effect be paying a greater commission in order to obtain third party research. The Adviser may use brokerage commissions from the Funds’ portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

The advisory fee paid by the Funds to the Adviser is not reduced as a consequence of the Adviser’s receipt of Research. To the extent the Funds’ portfolio transactions are used to obtain Research, the brokerage commissions paid by the Funds might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser in serving both the Funds and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Funds effect securities transactions may be used by the Adviser in connection with the Funds. The Adviser would, through the use of the Research, avoid the additional expenses that would be incurred if it attempted to develop comparable information through its own staff.

From time to time, the Adviser prepares a list of broker/dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff (“Research Firms”), together with a suggested non-binding amount of brokerage commissions (“non-binding target”) to be allocated to each Research Firm, subject to certain requirements. These Research Firms may include Executing Brokers and Effecting Brokers. In instances when the Adviser allocates commissions to Research Firms that are effecting trades within the meaning of Section 28(e) on behalf of client accounts, such trades will be executed in accordance with the Adviser’s obligation to seek best execution for its client accounts. Neither the Adviser nor the Funds have an obligation to any Research Firm if the amount of brokerage commissions paid to the Research Firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Funds and the Adviser’s other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or “step out,” a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has “stepped out” would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

In certain instances there may be securities that are suitable for the Funds’ portfolios as well as for one or more of the other clients of the Adviser or of any subsidiary of the Adviser (or that the Adviser believes should no longer be held by the Funds’ portfolios or by other clients of the Adviser or any subsidiary of the Adviser). It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Management accounts; (2) funds or other accounts the beneficial owners of which are principally the Adviser’s officers and employees of the Trust or Trustees which are not being offered to the public; and (3) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to funds or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial, Inc., or their affiliates other than the Adviser and its direct and indirect subsidiaries. In addition, accounts in which the Adviser or any of its direct or indirect subsidiaries is the sole beneficial owner generally will be allocated investment opportunities (other than with respect to equity initial public offerings, equity limited offerings or fixed income new issues) on the same basis as Funds or other clients of the Adviser when the account has been established and seeded by the Adviser or the subsidiary with a limited amount of assets for the purpose of establishing a performance record to enable the Adviser or the subsidiary to offer the account’s investment style to unaffiliated third parties.

It is recognized that in some cases this system could have a detrimental effect on the price or availability of a security as far as the Funds are concerned. In other cases, however, the Adviser believes that such practices may produce increased investment opportunities for the Funds.

Brokerage commissions paid by each Fund for certain specified periods, information concerning purchases by each Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for each Fund’s most recent fiscal year, are set forth in Appendix K.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund’s Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’ general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an “Authorized Person”).

Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (mfs.com):

Information	Approximate Date of Posting to Web Site
Fund’s full securities holdings as of each month’s end	24 days after month end

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above, and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the Fund’s portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised Funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain Funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those Funds.

A Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information,; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings

A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient’s use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund’s Independent Chief Compliance Officer and the Board of Trustees of the Fund. MFS also reports to the Board of Trustees of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD (collectively “Fund representatives”) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to a Fund’s custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Fund’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, once the information is public, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Fund representatives may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of a Fund’s portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

Fund representatives may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available

With authorization from an Authorized Person consistent with “Disclosure of Non-Public Portfolio Holdings” above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix L, or permit the recipients identified in Appendix L to have access to non-public Fund portfolio holdings, on an on-going basis.

This list of recipients in Appendix L is current as of December 31, 2006, and any additions, modifications, or deletions to this list that have occurred since December 31, 2006, are not reflected. The portfolio holdings of the Fund which are provided to these recipients, or to which these recipients have access, may be the Fund’s current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix L must agree, or otherwise have an independent duty, to maintain this information in confidence.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the “Exchange”) is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year’s Day; Martin Luther King Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) (the “valuation time”) by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund’s net asset value the next business day after such change.

Money Market Funds

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund’s use of amortized cost is subject to the Fund’s compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the Adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

Non-Money Market Funds

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the Adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by an independent pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported that day, the position is generally valued at the last quoted daily bid quotation as provided by an independent pricing service on the market or exchange on which such securities are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by an independent pricing service.

Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as provided by an independent pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by an independent pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as provided by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by an independent pricing service on the market on which such futures contracts are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by an independent pricing service for proximate time periods.

Swaps are generally valued at valuations provided by an independent pricing service.

Securities and other assets generally valued at an evaluated bid as provided by an independent pricing service.

Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by an independent pricing service.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust’s Declaration of Trust, as amended or amended and restated from time to time, permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board of Trustees has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares.

Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

If and to the extent required by law, a Participating Insurance Company holding shares in the Fund(s) shall (a) solicit voting instructions from Contract holders; (b) vote the shares in accordance with instructions received from Contract holders; and (c) vote the shares for which no instructions have been received in the same proportion as the shares of such fund for which instructions have been received from Contract holders; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable contract owners. Because the Participating Insurance Companies will vote shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions, a small number of Contract holders may determine the outcome of a vote.

Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust. The Trust, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time by a vote of 1) a Majority Shareholder Vote, or 2) by the Trustees by written notice to the shareholders of that series or class.

The Trustees may cause a shareholder’s shares to be redeemed for any reason under terms set by the Trustees, including, but not limited to, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Trustees, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer). The exercise of the above powers is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder.

Under the Declaration of Trust, the Fund may convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a Fund of Funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Trustees, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees (or a majority of Trustees on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings.

Each Fund’s Financial Statements and Financial Highlights for the fiscal year ended December 31, 2006, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of each Fund’s Annual Report accompanies this SAI.

APPENDIX A

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of January 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupation During the Past Five Years and Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 6/07/41)	Trustee	April 1986	Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997)

INDEPENDENT TRUSTEE
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Managing Director; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; Dessin Fournir LLC (furniture manufacturer), Director (October 2005 to present)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupation During the Past Five Years and Other Directorships(2)
Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Attorney; Ten State Street LLP (law firm), Partner (July 2003 to May 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Partner (until June 2003); Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November 2000)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to 2001); Ardais Corporation (biotech products), Senior Vice President - Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director

Haviland Wright (born 7/21/48)	Trustee	May 2001	Hawaii Small Business Development Center, Kaua’i Center, Center Director (since March 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupation During the Past Five Years and Other Directorships(2)
OFFICERS

Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Special Counsel (since December 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupation During the Past Five Years and Other Directorships(2)
Timothy M. Fagan(4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 3/07/73)	Assistant Secretary and Assistant clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupation During the Past Five Years and Other Directorships(2)
Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

James O. Yost(4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of a MFS/Sun Life Product. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)

“Interested person” of Sun Life of Canada (U.S.) within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the Investment Company Act of 1940. The address of MFS is 500 Boylston Street, Boston Massachusetts 02116.

All of the Trustees are also Members of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, and Total Return Variable Account, which were established by Sun Life of Canada (U.S.) in connection with the sale of Compass combination fixed/variable annuity contracts. The executive officers of the Trust hold similar offices for these Variable Accounts and other funds in the MFS Family of Funds. Each Trustee serves as a Trustee or Manager of 34 Variable Accounts/Funds.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected to fixed terms. This means that each Trustee is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified or until he or she retires, resigns or is removed from office.

APPENDIX B

TRUSTEE COMPENSATION AND COMMITTEES

Each Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

The Trustees’ fees paid by each fund are set forth below:

Fund(1)	Samuel Adams	J. Kermit Birchfield	Robert C. Bishop	Frederick Dulles
Bond Series	$994	$3,146	$2,340	$2,340
Capital Appreciation Series	$3,104	$9,809	$7,292	$7,292
Capital Opportunities Series	$960	$3,037	$2,258	$2,258
Core Equity Series	$411	$1,303	$970	$970
Emerging Growth Series	$1,685	$5,328	$3,961	$3,961
Emerging Markets Equity Series	$422	$1,342	$999	$999
Global Governments Series	$238	$752	$559	$559
Global Growth Series	$739	$2,339	$1,740	$1,740
Global Total Return Series	$806	$2,555	$1,902	$1,902
Government Securities Series	$3,022	$9,578	$7,128	$7,128
High Yield Series	$1,665	$5,265	$3,915	$3,915
International Growth Series	$637	$2,022	$1,506	$1,506
International Value Series	$541	$1,722	$1,283	$1,283
Massachusetts Investors Growth Stock Series	$2,199	$6,955	$5,172	$5,172
Massachusetts Investors Trust Series	$5,113	$16,196	$12,051	$12,051
Mid Cap Growth Series	$500	$1,582	$1,176	$1,176
Mid Cap Value Series	$118	$373	$277	$277
Money Market Series	$1,620	$5,155	$3,841	$3,841
New Discovery Series	$1,395	$4,431	$3,299	$3,299
Research Series	$1,790	$5,657	$4,206	$4,206
Research International Series	$841	$2,685	$2,002	$2,002
Strategic Growth Series	$352	$1,113	$828	$828
Strategic Income Series	$373	$1,182	$879	$879
Strategic Value Series	$48	$153	$114	$114
Technology Series	$101	$321	$238	$238
Total Return Series	$9,700	$30,729	$22,864	$22,864
Utilities Series	$1,777	$5,636	$4,195	$4,195
Value Series	$2,025	$6,417	$4,775	$4,775

Fund	David D. Horn	Marcia Kean	Ronald G. Steinhart	Haviland Wright
Bond Series	$2,233	$2,340	$2,340	$2,340
Capital Appreciation Series	$6,956	$7,292	$7,292	$7,292
Capital Opportunities Series	$2,154	$2,258	$2,258	$2,258
Core Equity Series	$925	$970	$970	$970
Emerging Growth Series	$3,779	$3,961	$3,961	$3,961
Emerging Markets Equity Series	$953	$999	$999	$999
Global Governments Series	$533	$559	$559	$559
Global Growth Series	$1,660	$1,740	$1,740	$1,740
Global Total Return Series	$1,815	$1,902	$1,902	$1,902
Government Securities Series	$6,802	$7,128	$7,128	$7,128
High Yield Series	$3,735	$3,915	$3,915	$3,915
International Growth Series	$1,437	$1,506	$1,506	$1,506
International Value Series	$1,224	$1,283	$1,283	$1,283
Massachusetts Investors Growth Stock Series	$4,934	$5,172	$5,172	$5,172
Massachusetts Investors Trust Series	$11,498	$12,051	$12,051	$12,051
Mid Cap Growth Series	$1,122	$1,176	$1,176	$1,176
Mid Cap Value Series	$265	$277	$277	$277
Money Market Series	$3,666	$3,841	$3,841	$3,841
New Discovery Series	$3,149	$3,299	$3,299	$3,299
Research Series	$4,012	$4,206	$4,206	$4,206
Research International Series	$1,911	$2,002	$2,002	$2,002
Strategic Growth Series	$790	$828	$828	$828
Strategic Income Series	$839	$879	$879	$879
Strategic Value Series	$108	$114	$114	$114
Technology Series	$227	$238	$238	$238
Total Return Series	$21,815	$22,864	$22,864	$22,864
Utilities Series	$4,003	$4,195	$4,195	$4,195
Value Series	$4,556	$4,775	$4,775	$4,775

The total Trustee fees from the funds and fund complex are set forth below:

Trustee Name	Total Trustee Fees from Fund and Fund Complex(2)
Samuel Adams	$46,250
J. Kermit Birchfield	$146,500
Robert C. Bishop	$109,000
Frederick H. Dulles	$109,000
David D. Horn	$104,000
Marcia Kean	$109,000
Ronald G. Steinhart	$109,000
Haviland Wright	$109,000

(1)	Information provided for the fiscal year ended December 31, 2006.

(2)

Information provided for calendar year 2006. Each Trustee receiving compensation served as Trustee of 34 funds/variable accounts within the MFS Fund complex (having aggregate net assets at December 31, 2006, of approximately $10 billion).

Committees

The Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members[1]
AUDIT COMMITTEE	5	Provides oversight with respect to the accounting and auditing procedures of the Trust and, among other things, selection of the independent accountants for the Trust and considers the scope of the audit and the effect on the independence of those accountants of any non-audit services such accountants provide to the Trust and any audit or non-audit services such accountants provide to other MFS funds, MFS and/or certain affiliates; pre-approves audit and permissible non-audit services of independent accountants.	Birchfield*, Bishop*, Steinhart*, and Wright*

COMPLIANCE AND GOVERNANCE COMMITTEE	6	Responsible for oversight of the development and implementation of the Funds’ compliance policies, procedures and practices under the 1940 Act and other applicable Laws as well as oversight of compliance policies of the Funds’ investment adviser and certain other service providers as they relate to Fund activities. When the Fund has appointed a chief compliance officer, such person will report directly to the Committee and assists the Committee in carrying out its responsibilities. The Committee also recommends qualified candidates to the Board in the event that a position is vacated or created. Reviews and articulates the governance structure of the Board of Trustees. Administers and approves all elements of Compensation for the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. The Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Trustee candidates for consideration by the Committee may do so by writing the Trust’s Secretary. Such suggestions must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee.	Birchfield*, Dulles*, and Kean*

CONTRACT REVIEW COMMITTEE	2	Requests, reviews and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory, administrative services and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 or any other agreement between the Trust and its affiliates that the Trust proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.	All non-interested Trustees of the Board (Birchfield, Bishop, Dulles, Kean, Steinhart, and Wright)

OPERATIONS	6	Reviews MFS’ process and procedures, internal controls, and compliance monitoring relating to portfolio trading, best execution and brokerage costs and trade allocations. Reviews procedures for the valuation of securities and periodically reviews information from MFS regarding fair value and liquidity determinations made pursuant to the board-approved procedures, and makes related recommendations to the full Board and, if requested by MFS, assists MFS’ internal valuation committee and/or the full Board in resolving particular valuation matters. Reviews on an ongoing basis the Trust’s proxy voting policies and procedures and recommends the establishment and periodic modifications of such policies and procedures to the full Board.	Horn, Birchfield*, Bishop*, Dulles*, Kean*, Steinhart,* and Wright*

(1)	The Trustees’ identification and background are set forth in Appendix A.

*	Non-interested or independent Trustees.

APPENDIX C

SHARE OWNERSHIP

Ownership By Trustees and Officers

Because the Trustees and officers are not eligible to purchase shares of the Trust and/or Variable Accounts, no Trustee or officer owned shares of the Trust or any other fund supervised by the Trustees as of the date of this SAI.

25% or Greater Ownership

As of March 31, 2007, the following table identifies those investors who own 25% or more of a Fund’s shares (all share classes taken together), and are therefore presumed to control the Fund (record owners unless otherwise indicated).

Fund	Name and Address of Investor	Percentage Ownership
Bond Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.57%
Capital Appreciation Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	85.99%
Capital Opportunities Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.73%
Core Equity Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.76%
Emerging Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	90.07%
Emerging Markets Equity Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.83%
Global Governments Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	92.28%
Global Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	94.54%
Global Total Return Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.12%
Government Securities Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	84.35%
High Yield Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	84.96%
International Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	91.35%
International Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.44%
Massachusetts Investors Growth Stock Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	91.18%
Massachusetts Investors Trust Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	92.05%
Mid Cap Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.46%
Mid Cap Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.62%
Money Market Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	75.82%
New Discovery Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	74.03%
Research Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	96.31%
Research International Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	93.97%
Strategic Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	96.84%
Strategic Income Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.45%

Fund	Name and Address of Investor	Percentage Ownership
Strategic Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.80%
Technology Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	100%
Total Return Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	86.60%
Utilities Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	86.23%
Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.42%

5% or Greater Ownership of Share Class

As of March 31, 2007, the following table identifies those investors who own 5% or more of any class of a Fund’s shares (record owners unless otherwise indicated):

Fund	Name and Address of Investor	Percentage Ownership
Bond Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.38% of Initial Class 98.89% of Service Class
Capital Appreciation Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	85.45 % of Initial Class 95.14% of Service Class
Capital Appreciation Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	7.02% of Initial Class
Capital Opportunities Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.78% of Initial Class 98.28% of Service Class
Core Equity Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.43% of Initial Class 99.74% of Service Class
Emerging Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	90.25% of Initial Class 87.83% of Service Class
Emerging Growth Series	Sun Life Financial - US Futurity Operating Fd Grp 90 One Sun Life Executive Park Wellesley Hills MA 02481	6.01% of Initial Class 7.31% of Service Class
Emerging Markets Equity Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.17% of Initial Class 96.41% of Service Class
Global Governments Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	91.58% of Initial Class 99.23% of Service Class
Global Governments Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	6.71% of Initial Class
Global Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	94.29% of Initial Class 98.86% of Service Class
Global Total Return Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.00% of Initial Class 98.16% of Service Class
Government Securities Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	80.42% of Initial Class 88.44% of Service Class
Government Securities Series	Sun Life Financial- US Futurity Operating Fd Group 90 One Sun Life Executive Park Wellesley Hills MA 02481	7.45% of Initial Class 6.04% of Service Class
Government Securities Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	5.32% of Service Class
High Yield Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	83.46% of Initial Class 87.32% of Service Class
High Yield Series	Sun Life Financial- US Futurity Operating Fd Grp 90 One Sun Life Executive Park Wellesley Hills MA 02481	8.11% of Initial Class 9.06% of Service Class
International Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	91.45% of Initial Class 90.79% of Service Class
International Growth Series	Sun Life Financial Large Case PPVUL Separate Acct H One Sun Life Executive Park Wellesley Hills MA 02481	7.18% of Initial Class
International Growth Series	Sun Life Financial Corporate/Futurity VUL One Sun Life Executive Park Wellesley Hills MA 02481	8.59% of Service Class
International Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	96.93% of Initial Class 96.64% of Service Class
Massachusetts Investors Growth Stock Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	91.91% of Initial Class 88.62% of Service Class
Massachusetts Investors Growth Stock Series	Sun Life Financial - US Futurity Operating Fd Gr 90 One Sun Life Executive Park Wellesley Hills MA 02481	6.31% of Initial Class 10.04% of Service Class
Massachusetts Investors Trust Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	91.96 % of Initial Class 92.26% of Service Class
Massachusetts Investors Trust Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	5.82% of Service Class
Mid Cap Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	100.00% of Initial Class 96.34% of Service Class
Mid Cap Value Series	MFS Fund Distributors, Inc. Attn: Thomas Hastings 500 Boylston Street Fl 6 Boston MA 02116-3740	100.00% of Initial Class
Mid Cap Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.62% of Service Class

Fund	Name and Address of Investor	Percentage Ownership
Money Market Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	64.63% of Initial Class 94.08% of Service Class
Money Market Series	Sun Life Financial - Corporate/Futurity VUL One Sun Life Executive Park Wellesley Hills MA 02481	30.82% of Initial Class
Money Market Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	5.92% of Service Class
New Discovery Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	76.26% of Initial Class 72.20% of Service Class
New Discovery Series	Sun Life Financial - US Futurity Operating Fd Grp 90 One Sun Life Executive Park Wellesley Hills MA 02481	21.28 of Initial Class 21.66% of Service Class
New Discovery Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	5.03% of Service Class
Research Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	96.24% of Initial Class 97.07% of Service Class
Research International Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	92.89% of Initial Class 94.72% of Service Class
Research International Series	Sun Life Financial Large Case VUL Separate Account G One Sun Life Executive Park Wellesley Hills MA 02481	5.60% of Initial Class
Research International Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	5.28% of Service Class
Strategic Growth Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	99.08% of Initial Class 95.26% of Service Class
Strategic Income Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	96.89% of Initial Class 98.87% of Initial Class
Strategic Value Series	MFS Fund Distributors, Inc. Attn: Thomas Hastings 500 Boylston Street Fl 6 Boston MA 02116-3740	100.00% of Initial Class
Strategic Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	98.81% of Service Class
Technology Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	100.00% of Initial Class 100.00% of Service Class
Total Return Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	89.15% of Initial Class 83.42% of Service Class
Total Return Series	Sun Life Financial - US Futurity Operating Fd Grp 90 One Sun Life Executive Park Wellesley Hills MA 02481	7.95% of Service Class
Total Return Series	Sun Life Financial - US NY Operating Fund Group 60 One Sun Life Executive Park Wellesley Hills MA 02481	7.95% of Service Class
Utilities Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	86.77% of Initial Class 83.97% of Service Class
Utilities Series	Sun Life Financial - US Futurity Operating Fd Grp 90 One Sun Life Executive Park Wellesley Hills MA 02481	9.61% of Initial Class 13.35% of Service Class
Value Series	Sun Life Financial - US VA Operating Fund Group 50 One Sun Life Executive Park Wellesley Hills MA 02481	97.16% of Initial Class 98.01% of Service Class

APPENDIX D

PORTFOLIO MANAGER(S)

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus – Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

With respect to each Fund except the Core Equity Series, the Money Market Series, the Research Series, the Research International Series, and the Technology Series, the performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

With respect to the Technology Series, the performance bonus is based on a combination of quantitative and qualitative factors.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

With respect to the Core Equity Series, the Research Series, and the Research International Series, the performance bonus is based the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by each Fund’s portfolio manager(s) as of December 31, 2006. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

N - Because the portfolio managers are not eligible to purchase shares of the Funds, no portfolio manager owned shares of a Fund.

Other Accounts

In addition to the Fund, each Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of December 31, 2006, were as follows:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets Managed
Bond Series	Richard O. Hawkins	Registered Investment Companies*	11	$25.1 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	1	$40.9 million
	Robert D. Persons	Registered Investment Companies*	13	$9.4 billion
		Other Pooled Investment Vehicles	2	$360.9 million
		Other Accounts	1	$20.9 million
Capital Appreciation Series	Maureen H. Pettirossi	Registered Investment Companies*	8	$8.0 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	2	$84.6 million
Capital Opportunities Series	Gregory W. Locraft	Registered Investment Companies*	4	$1.6 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	0	N/A
	Jeffrey C. Constantino	Registered Investment Companies*	7	$8.4 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	0	N/A
Core Equity Series	Katrina Mead	Registered Investment Companies*	5	$3.8 billion
		Other Pooled Investment Vehicles	2	$1.2 billion
		Other Accounts	1	$38.1 million
Emerging Growth Series	Eric B. Fischman	Registered Investment Companies*	7	$7.3 billion
		Other Pooled Investment Vehicles	1	$211.8 million
		Other Accounts	0	N/A
Emerging Markets Equity Series	Nicholas Smithie	Registered Investment Companies*	5	$1.6 billion
		Other Pooled Investment Vehicles	2	$151.2 million
		Other Accounts	1	$7.1 million
Global Governments Series	Erik Weisman	Registered Investment Companies*	9	$2.1 billion
		Other Pooled Investment Vehicles	3	$1.3 billion
		Other Accounts	0	N/A
	Matthew W. Ryan	Registered Investment Companies*	15	$5.1 billion
		Other Pooled Investment Vehicles	3	$2.1 billion
		Other Accounts	9	$1.7 billion
Global Growth Series	Barry P. Dargan	Registered Investment Companies*	5	$1.8 billion
		Other Pooled Investment Vehicles	2	$157.6 million
		Other Accounts	1	$7.1 million
	Nicholas Smithie	Registered Investment Companies*	5	$1.6 billion
		Other Pooled Investment Vehicles	2	$151.2 million
		Other Accounts	1	$7.1 million
Global Total Return Series	Barnaby Wiener	Registered Investment Companies*	4	$1.9 billion
		Other Pooled Investment Vehicles	3	$1.4 billion
		Other Accounts	4	$83.9 million
	Erik S. Weisman	Registered Investment Companies*	9	$2.1 billion
		Other Pooled Investment Vehicles	3	$1.3 billion
		Other Accounts	0	N/A
Matthew W. Ryan		Registered Investment Companies*	15	$5.1 billion
		Other Pooled Investment Vehicles	3	$2.1 billion
		Other Accounts	9	$1.7 billion

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets Managed
	Nevin P. Chitkara	Registered Investment Companies*	23	$36.0 billion
		Other Pooled Investment Vehicles	2	$1.3 billion
		Other Accounts	22	$9.6 billion
	Steven R. Gorham	Registered Investment Companies*	23	$36.0 billion
		Other Pooled Investment Vehicles	2	$1.3 million
		Other Accounts	22	$9.7 billion
Government Securities Series	Geoffrey L. Schechter	Registered Investment Companies*	10	$6.2 billion
		Other Pooled Investment Vehicles	1	$219.6 million
		Other Accounts	0	N/A
High Yield Series	David P. Cole	Registered Investment Companies*	11	$4.4 billion
		Other Pooled Investment Vehicles	2	$248.2 million
		Other Accounts	0	N/A
	John F. Addeo	Registered Investment Companies*	14	$4.9 billion
		Other Pooled Investment Vehicles	3	$523.2 million
		Other Accounts	2	$541.5 million
International Growth Series	Barry P. Dargan	Registered Investment Companies*	5	$1.8 billion
		Other Pooled Investment Vehicles	2	$157.6 million
		Other Accounts	1	$7.1 million
International Value Series	Barnaby Wiener	Registered Investment Companies*	4	$1.9 billion
		Other Pooled Investment Vehicles	3	$1.3 billion
		Other Accounts	4	$83.9 million
Massachusetts Investors Growth Stock Series	Jeffrey C. Constantino	Registered Investment Companies*	7	$8.4 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	0	N/A
	Maureen H. Pettirossi	Registered Investment Companies*	8	$8.0 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	2	84.6 million
	Stephen K. Pesek	Registered Investment Companies*	7	$8.1 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	2	$84.6 million
Massachusetts Investors Trust Series	Nicole M. Zatlyn	Registered Investment Companies*	5	$7.5 billion
		Other Pooled Investment Vehicles	1	$230.6 million
		Other Accounts	2	$81.8 million
	T. Kevin Beatty	Registered Investment Companies*	5	$7.5 billion
		Other Pooled Investment Vehicles	1	$230.6 million
		Other Accounts	2	$81.8 million
Mid Cap Growth Series	Matthew Krummell	Registered Investment Companies*	4	$2.0 billion
		Other Pooled Investment Vehicles	1	$374.2 million
		Other Accounts	2	$24.3 million
Mid Cap Value Series	Jonathan W. Sage	Registered Investment Companies*	5	$12.7 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	4	$5.5 billion

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets Managed
New Discovery Series	Thomas H. Wetherald	Registered Investment Companies*	3	$2.0 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	1	$61.2 million
Research International Series	Jose Luis Garcia	Registered Investment Companies*	6	$6.1 billion
		Other Pooled Investment Vehicles	1	$608.6 million
		Other Accounts	9	$3.8 billion
	Thomas Melendez	Registered Investment Companies*	7	$7.9 billion
		Other Pooled Investment Vehicles	2	$977.2 million
		Other Accounts	8	$3.8 billion
Research Series	Katrina Mead	Registered Investment Companies*	5	$3.8 billion
		Other Pooled Investment Vehicles	2	$1.2 billion
		Other Accounts	1	$38.1 million
Strategic Growth Series	Eric B. Fischman	Registered Investment Companies*	7	$7.3 billion
		Other Pooled Investment Vehicles	1	$211.7 million
		Other Accounts	0	N/A
Strategic Income Series	James J. Calmas	Registered Investment Companies*	7	$3.0 billion
		Other Pooled Investment Vehicles	4	$558.9 million
		Other Accounts	2	$610.2 million
	Erik S. Weisman	Registered Investment Companies*	9	$2.1 billion
		Other Pooled Investment Vehicles	3	$1.3 billion
		Other Accounts	0	N/A
	John F. Addeo	Registered Investment Companies*	14	$4.9 billion
		Other Pooled Investment Vehicles	3	$523.2 million
		Other Accounts	2	$541.5 million
	Matthew W. Ryan	Registered Investment Companies*	15	$5.1 billion
		Other Pooled Investment Vehicles	3	$2.1 billion
		Other Accounts	9	1.7 billion
	Robert D. Persons	Registered Investment Companies*	13	$9.4 billion
		Other Pooled Investment Vehicles	2	$360.9 million
		Other Accounts	1	$20.9 million
Strategic Value Series(1)	Kenneth J. Enright	Registered Investment Companies*	10	$23.4 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	1	$1.5 billion
Technology Series	Telis D. Bertsekas	Registered Investment Companies*	2	$148.0 million
		Other Pooled Investment Vehicles	1	$26.9 million
		Other Accounts	1	$30.9 million
Total Return Series(1)	Brooks A. Taylor	Registered Investment Companies*	7	$22.5 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	0	N/A
	Kenneth J. Enright	Registered Investment Companies*	10	$23.4 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	1	$1.5 billion

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets Managed
	Michael W. Roberge	Registered Investment Companies*	10	$25 billion
		Other Pooled Investment Vehicles	1	$88.0 million
		Other Accounts	2	$56.3 million
	Nevin P. Chitkara	Registered Investment Companies*	20	$36.4 billion
		Other Pooled Investment Vehicles	2	$1.5 billion
		Other Accounts	24	$10 billion
	Richard O. Hawkins	Registered Investment Companies*	11	$25.0 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	1	$41.2 million
	Steven R. Gorham	Registered Investment Companies*	20	$36.4 billion
		Other Pooled Investment Vehicles	2	$1.5 billion
		Other Accounts	24	$10.0 billion
	William P. Douglas	Registered Investment Companies*	7	$22.5 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	0	N/A
Utilities Series	Maura A. Shaughnessy	Registered Investment Companies*	5	$5.1 billion
		Other Pooled Investment Vehicles	0	N/A
		Other Accounts	0	N/A
	Robert D. Persons	Registered Investment Companies*	13	$9.4 billion
		Other Pooled Investment Vehicles	2	$360.9 million
		Other Accounts	1	$20.9 million
Value Series	Nevin P. Chitkara	Registered Investment Companies*	23	$36.0 billion
		Other Pooled Investment Vehicles	2	$1.3 billion
		Other Accounts	22	$9.6 billion
	Steven R. Gorham	Registered Investment Companies*	23	$36.0 billion
		Other Pooled Investment Vehicles	2	$1.3 billion
		Other Accounts	22	$9.6 billion

(1)	As of March 31, 2007

*	Includes the Fund.

With respect to the accounts identified in the table above, Mr. Wiener manages one pooled investment vehicle with assets totaling $544.7 million, and Messrs. Garcia and Melendez each manage two pooled investment vehicles with assets totaling $1.8 billion, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for a Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if a Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of a Fund’s investments. Investments selected for funds or accounts other than a Fund may outperform investments selected for a Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In most cases, however, MFS believes that a Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of each Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund—for instance, those that pay a higher advisory fee and/or have a performance fee.

APPENDIX E

PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 1, 2007

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS periodically reviews matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.”

MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of a senior executive compensation package MFS deems to be “excessive.” In the event that MFS determines that an issuer has adopted an “excessive” executive compensation package, MFS will withhold its vote for, or vote against, as applicable, the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether a senior executive compensation package is excessive on a case by case basis. Examples of “excessive” executive compensation packages include packages that contain egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or packages which include excessive perks.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

MFS believes that a company’s election policy should address the specific circumstances at that company. MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer’s public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, except as provided in paragraph 2 above with respect to “excessive compensation” and the election of directors, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS will vote for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” Nevertheless, MFS will consider supporting the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which (for U.S. listed companies) must be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Corporate Governance, Corporate Responsibility and Social Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes against are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS or its affiliate MFS Retirement Services, Inc. (“RSI”), and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, institutional business units and RSI. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

MFS Funds

MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

APPENDIX F

CERTAIN SERVICE PROVIDER COMPENSATION

The Fund paid compensation for advisory services and for administrative services over the specified periods as follows.

Bond Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$1,232,366	$0	$50,486
December 31, 2005	$1,371,325	$0	$40,214
December 31, 2004	$1,492,956	$0	$23,236

Capital Appreciation Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$4,566,512	$0	$145,804
December 31, 2005	$5,305,494	$0	$125,624
December 31, 2004	$5,362,143	$0	$66,939

Capital Opportunities Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$1,458,638	$0	$47,619
December 31, 2005	$1,744,759	$0	$40,765
December 31, 2004	$2,016,144	$0	$25,145

Core Equity Services

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$674,654	$0	$21,989
December 31, 2005	$674,889	$0	$15,868
December 31, 2004	$661,917	$0	$8,077

Emerging Growth Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$2,501,131	$0	$81,808
December 31, 2005	$2,835,472	$0	$67,817
December 31, 2004	$3,194,219	$0	$41,354

Emerging Markets Equity Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$1,073,736	$0	$24,904
December 31, 2005	$733,809	$0	$13,125
December 31, 2004	$579,126	$0	$4,990

Global Governments Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$351,785	$0	$11,284
December 31, 2005	$455,073	$0	$10,639
December 31, 2004	$502,486	$0	$6,253

Global Growth Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$1,423,021	$0	$38,672
December 31, 2005	$1,498,962	$0	$29,206
December 31, 2004	$1,625,448	$0	$16,871

Global Total Return Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$1,319,684	$0	$43,454
December 31, 2005	$1,351,021	$0	$31,817
December 31, 2004	$1,260,561	$0	$15,252

Government Securities Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$3,594,629	$0	$157,833
December 31, 2005	$3,789,826	$0	$121,458
December 31, 2004	$4,066,207	$0	$68,921

High Yield Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$2,585,061	$56,799	$86,212
December 31, 2005	$2,905,993	$0	$67,944
December 31, 2004	$3,182,821	$0	$39,450

International Growth Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$1,351,781	$0	$37,117
December 31, 2005	$1,213,606	$0	$23,759
December 31, 2004	$1,130,189	$0	$11,319

International Value Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$1,208,810	$0	$33,289
December 31, 2005	$962,262	$0	$19,015
December 31, 2004	$667,185	$0	$6,423

Massachusetts Investors Growth Stock Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$3,353,876	$0	$108,450
December 31, 2005	$3,788,097	$0	$88,701
December 31, 2004	$4,152,929	$0	$51,522

Massachusetts Investors Trust Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$6,117,781	$0	$262,261
December 31, 2005	$6,222,206	$0	$199,504
December 31, 2004	$6,354,050	$0	$107,414

Mid Cap Growth Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$749,470	$0	$24,144
December 31, 2005	$855,534	$0	$20,001
December 31, 2004	$923,354	$0	$11,240

Mid Cap Value Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$188,173	$0	$7,719
December 31, 2005	$180,692	$0	$4,259
December 31, 2004	$152,499	$0	$1,762

Money Market Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$1,976,606	$0	$98,440
December 31, 2005	$1,853,071	$0	$63,079
December 31, 2004	$2,162,693	$0	$40,417

New Discovery Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$2,922,400	$0	$79,900
December 31, 2005	$2,653,023	$0	$52,011
December 31, 2004	$2,647,960	$0	$27,121

Research Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$2,642,650	$0	$87,129
December 31, 2005	$3,040,822	$0	$73,246
December 31, 2004	$3,310,469	$0	$42,703

Research International Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$2,060,058	$0	$57,317
December 31, 2005	$1,430,747	$0	$28,153
December 31, 2004	$1,065,802	$0	$10,174

Strategic Growth Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$543,337	$0	$17,577
December 31, 2005	$604,363	$0	$14,171
December 31, 2004	$623,021	$0	$7,559

Strategic Income Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$568,007	$12,392	$18,915
December 31, 2005	$647,885	$0	$15,201
December 31, 2004	$683,425	$0	$8,381

Strategic Value Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$71,331	$0	$6,533
December 31, 2005	$82,187	$0	$1,933
December 31, 2004	$74,155	$0	$858

Technology Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$161,318	$0	$7,516
December 31, 2005	$169,804	$0	$3,974
December 31, 2004	$216,594	$0	$2,812

Total Return Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$13,485,595	$0	$463,818
December 31, 2005	$13,780,209	$0	$370,799
December 31, 2004	$12,860,862	$0	$178,152

Utilities Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$2,971,077	$0	$100,327
December 31, 2005	$2,773,567	$0	$66,995
December 31, 2004	$2,386,674	$0	$28,669

Value Series

Fiscal Year Ended	Net Amount Paid To MFS for Advisory Services	Amount Waived by MFS	Net Amount Paid to MFS for General Administrative Services
December 31, 2006	$3,332,250	$0	$108,741
December 31, 2005	$3,404,408	$0	$80,076
December 31, 2004	$3,114,897	$0	$37,054

MFS has agreed in writing to assume and bear the fund’s expenses such that the “Total Expense Ratio” does not exceed, on an annualized basis, 0.95% and 1.20% for the Initial Class and the Service Class, respectively, of the Core Equity Series, the Mid Cap Growth Series, and the Strategic Growth Series, and 0.90% and 1.15% for the Initial Class and the Service Class, respectively, of the Value Series. These written agreements exclude taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses and expenses associated with the fund’s investing activities, and will continue until at least August 31, 2007.

In addition, MFS has agreed in writing to assume and bear each of the following Fund’s “Total Operating Expenses” which exceed 1.25% for the Initial and Service classes of the Capital Appreciation Series, the Global Governments Series, the Government Securities Series, the High Yield Series, the Massachusetts Investors Trust Series, the Money Market Series and the Total Return Series. This expense limitation excludes taxes, extraordinary expenses and brokerage and transaction costs, and will continue until modified by the Fund’s shareholders. Furthermore, MFS has voluntarily agreed to assume and bear the expenses which exceed 1.00% of the Initial class of the Capital Appreciation Series, the Global Governments Series, the Government Securities Series, the High Yield Series, the Massachusetts Investors Trust Series, and the Total Return Series and 0.60% and 0.85% of the Initial Class and the Service Class, respectively, of the Money Market Series. This expense limitation excludes taxes, extraordinary expenses and brokerage and transaction costs, and MFS may terminate this voluntary expense limitation at any time.

APPENDIX G

DISTRIBUTION PLAN PAYMENTS

	Amount of Distribution and/or Service Fees(2):
Fund(1)	Paid by Fund	Retained by MFD	Paid to Financial Intermediaries(3)
Bond Series - Service Class	$190,591	$0	$190,591
Capital Appreciation Series - Service Class	$83,690	$0	$83,690
Capital Opportunities Series - Service Class	$38,273	$0	$38,273
Core Equity Series - Service Class	$29,592	$0	$29,592
Emerging Growth Series - Service Class	$54,544	$0	$54,544
Emerging Markets Equity Series - Service Class	$37,687	$0	$37,687
Global Governments Series - Service Class	$10,429	$0	$10,429
Global Growth Series - Service Class	$20,496	$0	$20,496
Global Total Return Series - Service Class	$43,108	$0	$43,108
Government Securities Series - Service Class	$677,528	$0	$677,528
High Yield Series - Service Class	$296,483	$0	$296,483
International Growth Series - Service Class	$53,283	$0	$53,283
International Value Series - Service Class	$33,323	$0	$33,323
Massachusetts Investors Growth Stock Series - Service Class	$222,214	$0	$222,214
Massachusetts Investors Trust Series - Service Class	$631,550	$0	$631,550
Mid Cap Growth Series - Service Class	$97,441	$0	$97,441
Mid Cap Value Series - Service Class	$63,059	$0	$63,059
Money Market Series - Service Class	$351,929	$0	$351,929
New Discovery Series - Service Class	$389,701	$0	$389,701
Research Series - Service Class	$70,621	$0	$70,621
Research International Series - Service Class	$297,962	$0	$297,962
Strategic Growth Series - Service Class	$99,950	$0	$99,950
Strategic Income Series - Service Class	$54,159	$0	$54,159
Strategic Value Series - Service Class	$23,969	$0	$23,969
Technology Series - Service Class	$8,122	$0	$8,122
Total Return Series - Service Class	$2,070,018	$0	$2,070,018
Utilities Series - Service Class	$149,065	$0	$149,065
Value Series - Service Class	$328,489	$0	$328,489

(1)	The Funds have not adopted a Distribution Plan with respect to Initial Class shares.

(2)	For the fiscal year ended December 31, 2006.

(3)	May include amounts paid to financial intermediaries affiliated with MFD.

Amounts retained by MFD may represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD’s distribution and shareholder servicing costs.

APPENDIX H

INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the prospectus, your Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for all MFS Funds, certain matters described herein may not apply to your Fund.

Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on asset-backed securities is related to the rate of principal payments on the underlying asset pool and related to the priority of payment of the security with respect to the asset pool. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location, and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. Because asset-backed securities may not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

Borrowing. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Fund to liquidate investments when it would not otherwise do so. Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Emerging Markets. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Currencies. Foreign securities may be denominated in foreign currencies and international currency units and foreign currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A “settlement hedge” or “transaction hedge” attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS’ skill in analyzing currency values. Currency management strategies may increase the volatility of a Fund’s returns and could result in significant losses to a Fund if currencies do not perform as MFS anticipates. For example, if a currency’s value rose at a time when MFS had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If MFS hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that MFS’ use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Markets. Foreign securities and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks in addition to the risks inherent in U.S. investments. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Futures Contracts. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.”

The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

An investor could lose margin payments it has deposited with its futures commission merchant (FCM), if, for example, the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In that event, the investor may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the investor.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission (CFTC) on behalf of the MFS Funds that are permitted by their investment objectives and policies to use futures and options on futures contracts, each such MFS Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators (collectively, “indicators”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (TIPS) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Inverse Floating Rate Obligations. Inverse floating rate obligations have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floating rate obligations or other obligations or certificates structured to have similar features generally moves in the opposite direction as interest rates. The value of an inverse floating rate instrument can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floating rate obligations incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floating rate obligations may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

Lending of Portfolio Securities. Lending of portfolio securities will usually be made only to member firms of the New York Stock Exchange (the “Exchange”) (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. A Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (“MNPI”) about the issuers of bank loans being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Fund’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Lower Quality Debt Instruments. Lower quality debt instruments are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments. In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market’s perception of their credit quality.

Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

See APPENDIX M for a description of bond ratings.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities typically provide a monthly payment which consists of both interest and principal payments. In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. A Fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing. SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing. If a Fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market.

General obligation bonds are backed by the issuer’s pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance. The financial strength of the companies issuing the bond insurance can vary.

In general, municipal insurance does not insure any risk other than nonpayment. Municipal insurance does not insure against market fluctuations which affect the price of a security. In addition, a municipal insurance policy will not insure (i) the payment of regularly scheduled debt service payments until maturity if an issuer redeems the municipal bonds prior to maturity in accordance with the call provisions of the municipal instrument; (ii) over the loss of prepayment or other acceleration payment which at any time may become due in respect of any instrument, (except for a mandatory sinking fund redemption; (iii) the payment of a prepayment or acceleration premium; or (iv) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A municipal insurance policy often reserves to the insurer the exclusive right to accelerate the instruments upon a payment default.

Because a significant portion of the municipal instruments issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal market as a whole.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing increased competitive pressures. Federal and state legislation in recent years has been moving the industry toward opening transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases thereby assisting utilities in recovering increasing energy costs, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by the revenues of mortgages originated by the authority using the proceeds of the bond issue. These bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. These factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. Some authorities provide additional security for the bonds in the form of insurance, subsidies, additional collateral, or state pledges (without obligation) to make up deficiencies.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue —a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that cigarette consumption declines, that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable.

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations have the same risk characteristics as Municipal Instruments do generally.

Options. An option is a contract which conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract fails to perform. Credit risk is low in exchange traded options because the performance of the contract by the counterparty is backed by the clearing agency for the exchange on which the options are traded. The credit risk in OTC options is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with exchange traded options.

When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a put option may terminate its position by allowing the option to expire, exercising the option or closing out its position in the secondary market at the option’s current price, if a liquid secondary markets exists. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the sale of the underlying interest to the option writer at the strike price.

When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” when the option is exercised. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option in the same manner as if the writer were entering into a futures contract.

The writer of a put option may seek to terminate a position in the put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities. Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate Related Investments. Investment in real estate related investments are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning or applicable tax law; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills of the REIT’s manager and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

In addition, a REIT may be unable to obtain financing to satisfy income and gain distributions required by federal tax law, may fail to qualify for the federal tax exemption for distributed income, or may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest). The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their re-sale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been. A reverse repurchase agreement can be viewed as a borrowing. If a Fund makes additional investments while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

Securities of Other Investment Companies. Securities of other investment companies include shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of interest. Investing in other investment companies involves substantially the same risks as investing directly in the underlying interests, but may involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Others are continuously offered at NAV, but may also be traded in the secondary market. The extent to which a Fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.” A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the seller. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited. The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale.

A seller may also make short sales “against the box,” i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Swaps and Related Derivatives. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments, assets, the levels of specified indices, or other indicators. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes. Swap agreements can take many different forms and are known by a variety of names and other types of swap agreements may be available.

Other types of over-the-counter derivatives, such as “caps,” “floors,” “collars” and options on swaps, or “swaptions,” may be entered into for the same types of hedging or non-hedging purposes as swaps. A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The most significant factor in the performance of swaps, caps, floors, and collars is the change in the underlying price, rate, index level or other indicator that determines the amount of payments to be made under the arrangement.

If MFS attempts to use a swap or related investment as a hedge against, or as a substitute for, a portfolio investment, the swap or related derivative may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps and related derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Swaps and related derivatives may also be subject to liquidity risk since the derivatives are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such derivatives in the secondary market may be smaller than that for more traditional debt instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulations, could adversely affect an investor’s ability to terminate its existing swap agreements or to realize amounts received under such agreements.

In addition, because the purchase and sale of swap and related derivatives takes place in an over-the-counter market, swaps and related derivatives are subject to the creditworthiness of the counterparty to the swap or related derivative, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the net amount of payments that the non-defaulting party is contractually entitled to receive. The counterparties may be able to eliminate or reduce their exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

Temporary Defensive Positions. In response to market, economic, political, or other conditions, MFS may depart from its investment strategies for a Fund by temporarily investing for defensive purposes. MFS may invest a large portion or all of a Fund’s assets in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Tender Option Bonds. Tender option bonds, also known as put bonds or puttable securities, give the bondholder the right to require the issuer or a specified third party acting as agent for the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. These securities may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the bonds on the purchase date due to a variety of circumstances, which may result in a loss of value of the bonds.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Zero Coupon Bonds, Deferred Interest Bonds, and PIK Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Bonds on which the interest is payable in kind are known as “PIK bonds.” PIK bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt instruments which make regular payments of interest.

APPENDIX I

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions which cannot be changed without the approval of a Majority Shareholder Vote.

As fundamental investment restrictions, each Fund (except Utilities Series and Technology Series with respect to restriction (6) may not:

(1)	borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive orders granted under such Act;

(2)	underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3)	issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(4)	make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

(5)	purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Series, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

As fundamental investment restrictions, Utilities Series may not invest 25% or more of the market value of its total assets in securities of issuers in any one industry, except the Series will invest at least 25% of its total assets in the utilities industry.

As fundamental investment restrictions, Technology Series may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at 25% of its total assets in the securities of issuers principally engaged in offering, using or developing products, processes or services that will provide or benefit significantly from technological advances and improvements.

* * * * * *

In addition, the Funds have adopted the following non-fundamental policies, which may be changed without shareholder approval.

Each Fund will not:

(1)

invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% (10% of the Money Market Series) of the

Fund’s net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund’s limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust’s Board of Trustees (or its delegee) will not be subject to this 15% limitation.

* * * * * *

Except for investment restriction no. 1 and each Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of investment restriction no. 6 for Technology Series, MFS considers an issuer to be principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements if at least 50% of any issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities.

In connection with the Trust’s agreement to sell shares to Variable Accounts, MFS and Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of there affiliated companies and New England Life Insurance Company may enter into agreements, required by certain state insurance departments, under which MFS may agree to use its best efforts to ensure that the Trust complies with the investment restrictions and limitations prescribed by state insurance laws, and the regulations promulgated thereunder, insofar as such investment restrictions and limitations are applicable to the investment of assets of the Variable Accounts in shares of the Trust, and to permit Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of there affiliated companies and New England Life Insurance Company to monitor investments made by the Trust to ensure compliance with those restrictions and limitations. If the Trust fails to comply with such restrictions or limitations, the Variable Accounts will take appropriate action, which might include ceasing to make investments in the Trust or ceasing to issue Contracts in the state imposing the limitation. It is not expected that such restrictions and limitations will have a significant impact on the operations of the Trust.

Appendix J

Financial Intermediary Compensation

As described above, shares of the Funds are only sold principally as investment options under variable life and annuity products (the “Variable Products”) sold by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company (collectively, “Sun Life”). Sun Life, or the selling broker or other financial intermediary through which your investment in the Funds is made may receive all or a portion of the Rule 12b-1 fees described above. In addition, MFS makes payments from its own resources to Sun Life in consideration of administrative services provided by Sun Life and to reimburse certain of the administrative costs and expenses incurred by Sun Life with respect to the Variable Contracts

We understand that in connection with the sale of the Variable Products, the selling broker or other financial intermediary may receive various forms of compensation including:

•	A sales commission from Sun Life based upon the premium paid on the Variable Product. The prospectus for the Variable Product describes the commission paid on the Variable Product that you purchased.

•	Payments of distribution fees under the Rule 12b-1 Plan for the Service Class of the Funds, which are asset-based charges paid from the assets of the Fund.

•

Additional cash payments or reimbursements by Sun Life out of its own assets, to broker-dealers which sell the Variable Products in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all broker-dealers, and the terms of any particular agreement governing the payments may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Variable Products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of the Variable Products, assistance in training and education of the employees of a broker-dealer, and opportunities for Sun Life to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of the Variable Products or assets held within those contracts and the level of these payments or reimbursement may not bear any relationship to the amount or proportion of Variable Product assets invested in the Funds. You should consult the prospectus for the Variable Product that you hold to learn more about these arrangements; the SAI for the Variable Products may also contain additional information about these arrangements.

These payments may provide additional incentives to selling brokers or intermediaries to actively promote the Variable Products or cooperate with related promotional efforts.

APPENDIX K

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by each Fund for the specified time periods for the fiscal years ended December 31:

	Total Commissions Paid During:
Fund	2006	2005	2004
Bond Series	$0	$0	$0
Capital Appreciation Series	$806,018	$1,577,438	$1,294,446
Capital Opportunities Series	$379,367	$504,988	$666,124
Core Equity Series	$215,663	$183,388	$265,810
Emerging Growth Series	$910,104	$854,389	$1,336,929
Emerging Markets Equity Series	$489,524	$328,844	$307,815
Global Governments Series	$0	$0	$0
Global Growth Series	$465,540	$452,682	$707,700
Global Total Return Series	$139,736	$126,627	$191,839
Government Securities Series	$0	$229	$0
High Yield Series	$23,907	$8,402	$29,043
International Growth Series	$452,948	$378,558	$422,663
International Value Series	$235,797	$184,089	$180,846
Massachusetts Investors Growth Stock Series	$604,407	$1,317,834	$1,897,263
Massachusetts Investors Trust Series	$727,692	$1,061,307	$2,392,732
Mid Cap Growth Series	$256,072	$226,528	$351,343
Mid Cap Value Series	$78,231	$86,777	$0
Money Market Series	$0	$0	$0
New Discovery Series	$1,051,240	$1,845,397	$1,686,145
Research Series	$651,206	$802,272	$1,627,728
Research International Series	$671,847	$473,762	$454,361
Strategic Growth Series	$157,497	$164,258	$174,012
Strategic Income Series	$978	$260	$611
Strategic Value Series	$17,473	$21,409	$11,894
Technology Series	$178,952	$159,629	$133,984
Total Return Series	$1,447,833	$1,515,704	$2,612,317
Utilities Series	$1,042,753	$905,290	$1,071,432
Value Series	$221,586	$201,838	$376,018

Securities Issued By Regular Broker-Dealers

During the fiscal year ended December 31, 2006, certain Funds purchased securities issued by the following regular broker-dealers of those Funds, which had the following values as of December 31, 2006:

Fund	Broker/Dealer	Value of Securities
Bond Series	Bank of America Corp. Citigroup, Inc. Credit Suisse Group Deutsche Bank AG JPMorgan Chase & Co. Lehman Brothers Holdings, Inc. Merrill Lynch & Co., Inc. Morgan Stanley UBS AG	$ 703,646 $ 915,860 $ 2,397,915 $ 381,395 $ 4,307,386 $ 1,329,777 $ 1,140,615 $ 2,437,809 $ 1,066,552
Capital Appreciation Series	JPMorgan Chase & Co. Merrill Lynch & Co., Inc. UBS AG	$ 4,451,328 $ 5,590,655 $ 2,735,966
Capital Opportunities Series	Bank of America Corp. JPMorgan Chase & Co.	$ 2,423,265 $ 3,869,313
Core Equity Series	Bank of America Corp. Goldman Sachs Group, Inc. JPMorgan Chase & Co. Merrill Lynch & Co., Inc.	$ 1,690,221 $ 490,401 $ 1,490,055 $ 1,148,000
Emerging Growth Series	Goldman Sachs Group, Inc. UBS AG	$ 2,172,915 $ 3,782,691
Emerging Markets Equity Series	Banco Santander Central Hispano SA	$ 509,533
Global Governments Series	Citigroup, Inc. Credit Suisse Group JPMorgan Chase & Co. Lehman Brothers Holdings, Inc. Merrill Lynch & Co., Inc.	$ 305,643 $ 123,353 $ 410,660 $ 500,008 $ 172,252
Global Growth Series	Goldman Sachs Group, Inc. Morgan Stanley UBS AG	$ 1,527,021 $ 1,666,872 $ 2,691,109
Global Total Return Series	Bank of America Corp. Citigroup, Inc. Credit Suisse Group Deutsche Bank AG Goldman Sachs Group, Inc. JPMorgan Chase & Co. Lehman Brothers Holdings, Inc. Merrill Lynch & Co., Inc.	$ 2,132,610 $ 2,206,751 $ 152,586 $ 136,825 $ 1,515,060 $ 730,586 $ 1,147,639 $ 720,354
Government Securities Series	Merrill Lynch & Co., Inc.	$ 5,357,000
International Growth Series	UBS AG	$ 3,321,588
Massachusetts Investors Growth Stock Series	JPMorgan Chase & Co. Merrill Lynch & Co., Inc. Morgan Stanley UBS AG	$ 3,669,351 $17,064,883 $ 5,070,646 $ 6,604,964
Massachusetts Investors Trust Series	Bank of America Corp. Goldman Sachs Group, Inc. JPMorgan Chase & Co. Lehman Brothers Holdings, Inc.	$22,530,046 $16,805,205 $27,274,527 $12,816,367
Money Market Series	Citigroup, Inc. Credit Suisse Group Merrill Lynch & Co., Inc. Morgan Stanley UBS AG	$36,173,202 $17,814,000 $ 7,953,000 $17,965,381 $18,016,000
Research Series	Bank of America Corp. Goldman Sachs Group, Inc. JPMorgan Chase & Co.	$ 4,838,736 $ 4,955,841 $ 7,031,514
Research International Series	UBS AG	$ 5,555,846
Strategic Growth Series	Goldman Sachs Group, Inc. UBS AG	$ 928,971 $ 1,459,383

Fund	Broker/Dealer	Value of Securities
Strategic Income Series	JPMorgan Chase & Co. Lehman Brothers Holdings, Inc. Morgan Stanley UBS AG	$ 368,392 $ 286,259 $ 342,528 $ 279,581
Strategic Value Series	Bank of America Corp. JPMorgan Chase & Co. Merrill Lynch & Co., Inc.	$ 247,516 $ 440,496 $ 109,392
Total Return Series	Bank of America Corp. Citigroup, Inc. Credit Suisse Group Goldman Sachs Group, Inc. JPMorgan Chase & Co. Lehman Brothers Holdings, Inc. Merrill Lynch & Co., Inc. Morgan Stanley UBS AG	$49,167,450 $40,341,073 $ 6,618,956 $13,093,423 $52,932,942 $11,418,614 $18,473,036 $10,455,641 $13,738,160
Value Series	Bank of America Corp. Citigroup, Inc. Goldman Sachs Group, Inc. Lehman Brothers Holdings, Inc. Merrill Lynch & Co., Inc. UBS AG	$19,312,444 15,902,350 $12,967,718 $ 3,598,988 $ 3,194,261 $ 6,079,402

Transactions with Research Firms

During the fiscal year ended December 31, 2006, certain Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)

Fund	Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
Capital Appreciation Series	$648,888,584	$708,709
Core Equity Series	$133,223,487	$166,403
Emerging Growth Series	$689,675,229	$811,137
Emerging Markets Equity Series	$169,030,236	$414,208
Global Growth Series	$233,701,112	$408,709
Global Total Return Series	$81,613,834	$120,342
High Yield Series	$9,940,806	$10,669
International Growth Series	$202,909,450	$399,308
International Value Series	$120,161,592	$219,223
Massachusetts Investors Growth Stock Series	$496,722,901	$519,375
Massachusetts Investors Trust Series	$641,791,572	$613,440
Mid Cap Growth Series	$110,218,134	$160,322
Mid Cap Value Series	$23,828,189	$56,506
New Discovery Series	$388,444,598	$786,578
Research Series	$442,011,155	$516,501
Research International Series	$312,737,401	$596,065
Strategic Growth Series	$131,094,526	$140,427
Strategic Income Series	$77,375	$0
Strategic Value Series	$8,754,282	$13,844
Technology Series	$57,385,386	$141,062
Total Return Series	$925,825,767	$1,192,536
Utilities Series	$667,112,385	$979,261
Value Series	$187,086,176	$180,211

(1)	The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

APPENDIX L

RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

Name of Recipient	Purpose of Disclosure
MSCI BARRA, Inc.	Analytical Tool
Bloomberg, L.P.	Analytical Tool
Board of Trustees	Fund Governance
Bowne	Typesetting and Printing Services
CDS/Computer	Software Vendor
Checkfree	Software Vendor
Deloitte & Touche LLP	Independent Registered Public Accounting Firm
eA Data Automation Services, LLC	Data Formatting and Organization Service
Eagle Investment Systems Corp	Accounting System
FactSet Research Systems Inc.	Analytical Tool
GainsKeeper, Inc.	Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions	Software Vendor
G.H. Dean Co.	Typesetting and Printing Services
Institutional Shareholder Services Inc.	Proxy Service Provider
Investor Tools Perform	Analytical Tool
ITG, Inc.	Analytical Tool
Lipper Inc.	Publication Preparation
The MacGregor Group	Software Vendor
Mark-it Partners	Pricing Service
Massachusetts Financial Services Co.	Fund Management
MFS Funds Distributor, Inc.	Fund Distribution
OMGEO LLC	Software Vendor
Plexus	Analytical Tool
Radianz	Software Vendor
Ropes & Gray LLP	Legal Counsel
Saloman Analytics Inc.	Analytical Tool
Standard & Poor’s Securities Evaluations Services	Fund Pricing
State Street Bank and Trust Company	Custodian
Wilshire Analytics/Axiom	Analytical Tool

This list is current as of December 31, 2006, and any additions, modifications or deletions to the list that have occurred since December 31, 2006, are not reflected.

APPENDIX M

DESCRIPTION OF BOND RATINGS

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Moody’s Investors Service

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa: Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the applicable rating category.

N.R.: Not rated.

Fitch Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).

Investment Grade

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation, or other winding-up or cessation of business of an obligor; or

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the “AAA” Long-term ratings category, to categories below “CCC,” or to Short-term ratings other than “F1.” (The +/- modifiers are only used to denote issues within the “CCC” category, whereas issuers are only rated “CCC” without the use of modifiers.)

Investment Adviser

MFS Investment Management

500 Boylston Street, Boston, MA 02116

(617) 954-5000

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116

(617) 954-5000

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Sun Life Assurance Company of Canada (U.S.)

P.O. Box 9133

Wellesley Hills, MA 02481

Toll free: (800) 752-7215

MFS/SUN LIFE SERIES TRUST

BLENDED RESEARH GROWTH SERIES

BLENDED RESEARCH VALUE SERIES

PART C

Item 23.	Exhibits

1 (a)	Amended and Restated Declaration of Trust, dated August 12, 2003. (4)

(b)	Amendment to the Declaration of Trust, dated September 9, 2003, to terminate two series. (4)

(c)	Amendment to the Amended and Restated Declaration of Trust on April 30, 2004 re-designating Research Growth and Income Series as Core Equity Series. (11)

(d)	Amendment to the Declaration of Trust, dated April 29, 2005, to terminate Managed Sectors Series. (7)

(e)	Amendment to the Declaration of Trust, dated June 22, 2007 - Redesignation of Massachusetts Investors Trust Series to Blended Research Core Equity Series; filed herewith.

(f)	Amendment to the Declaration of Trust, dated June 22, 2007, to terminate Capital Opportunities Series and Strategic Growth Series; filed herewith.

(g)	Amendment to the Declaration of Trust, dated October 3, 2007, to establish Blended Research Growth Series and Blended Research Value Series as new series; filed herewith.

2	Amended and Restated By-Laws, dated October 25, 2002 as revised August 6, 2004. (11)

3	Copies of instruments defining the rights of shareholders, including the relevant portions of: the Amended and Restated Declaration of Trust, dated August 12, 2003, as amended through April 29, 2005, (See Exhibit A, section 6.2) and the Amended and Restated By-Laws, dated October 25, 2002 as revised August 6, 2004 (See Article III). (17)

4 (a)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company dated May 24, 1985. (3)

(b)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company dated July 23, 1986. (3)

(c)	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated July 23, 1986, between Registrant and Massachusetts Financial Services Company (Government Securities Series). (7)

(d)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company dated January 26, 1988. (3)

(e)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Global Growth Series (formerly, World Growth Series) dated November 1, 1993. (3)

(f)	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of Global Growth Series. (4)

(g)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Utilities Series dated November 1, 1993. (3)

(h)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Research Series dated September 16, 1994. (3)

(i)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the World Total Return Series dated September 16, 1994. (3)

(j)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Emerging Growth Series dated May 1, 1995. (3)

(k)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the International Growth Series (formerly, MFS/Foreign & Colonial International Growth Series) dated September 1, 1995. (3)

(l)	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of International Growth Series. (4)

(m)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the International Value Series (formerly, MFS/Foreign & Colonial International Growth and Income Series) dated September 1, 1995. (3)

(n)	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of the International Value Series. (4)

(o)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Emerging Markets Equity Series (formerly, MFS/Foreign & Colonial Emerging Markets Equity Series) dated September 1, 1995. (3)

(p)	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of the Emerging Markets Equity Series. (4)

(q)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Value Series dated May 1, 1998. (3)

(r)	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated May 1, 1998, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Value Series. (7)

(s)	Investment Advisory Agreement between Registrant, on behalf of the Research Growth and Income Series, and Massachusetts Financial Services Company dated May 12, 1997. (3)

(t)	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated May 12, 1997, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Core Equity Series (formerly, Research Growth and Income Series). (7)

(u)	Amendment to the Investment Advisory Agreement by and between Massachusetts Financial Services Company and the Registrant relating to the Capital Appreciation Series dated January 1, 1997. (1)

(v)	Investment Advisory Agreement between Registrant, on behalf of the Bond Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

(w)	Investment Advisory Agreement between Registrant, on behalf of the Equity Income Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

(x)	Investment Advisory Agreement between Registrant, on behalf of the Massachusetts Investors Growth Stock Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

(y)	Investment Advisory Agreement between Registrant, on behalf of the New Discovery Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

(z)	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated May 1, 1998, by and between the Registrant and Massachusetts Financial Services Company on behalf of the New Discovery Series. (7)

(aa)	Investment Advisory Agreement between Registrant, on behalf of the Research International Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

(bb)	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of the Research International Series. (4)

(cc)	Investment Advisory Agreement between Registrant, on behalf of the Strategic Income Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

(dd)	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated May 1, 1998, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Strategic Income Series. (7)

(ee)	Investment Advisory Agreement between Registrant, on behalf of the Strategic Growth Series, and Massachusetts Financial Services Company, dated October 28, 1999. (8)

(ff)	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated October 28, 1999, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Strategic Growth Series. (7)

(gg)	Investment Advisory Agreement between Registrant, on behalf of Technology Series, and Massachusetts Financial Services Company, dated June 16, 2000. (10)

(hh)	Amendment, dated September 1, 2005, to the Investment Advisory Agreement by, June 16, 2000, and between the Registrant and Massachusetts Financial Services Company on behalf of the Technology Series. (7)

(ii)	Investment Advisory Agreement between Registrant, on behalf of Mid Cap Growth Series, and Massachusetts Financial Services Company, dated August 31, 2000. (10)

(jj)	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated August 31, 2000, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Mid Cap Growth Series. (7)

(kk)	Investment Advisory Agreement between Registrant, on behalf of International New Discovery Series, and Massachusetts Financial Services Company, dated May 1, 1998. (12)

(ll)	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated February 28, 2001, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Mid Cap Value Series (formerly International New Discovery Series). (7)

(mm)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Global Health Sciences Series, dated February 28, 2001. (7)

(nn)	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated February 28, 2001, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Strategic Value Series (formerly, Global Health Sciences Series). (7)

(oo)	Form of Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company on behalf of the Blended Research Growth Series and the Blended Research Value Series; filed herewith.

5	Amended and Restated Distribution Agreement, dated September 1, 2005. (7)

6	Not Applicable.

7 (a)	Master Custodian Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006. (9)

(b)	Appendix A, as of June 29, 2007, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 18, 2006; filed herewith.

(c)	Form of Appendix A, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 18, 2006; filed herewith.

(d)	Fund Accounting Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006. (9)

(e)	Appendix A, as of June 29, 2007 to the Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006; filed herewith.

(f)	Form of Appendix A to the Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006; filed herewith.

(g)	Special Custody Agreement between State Street Bank and Trust Company, each MFS U.S. registered investment company (listed on Exhibit A) and Morgan Stanley & Co. Incorporated dated March 22, 2000; filed herewith.

(h)	Amendment, dated July 30, 2007, to the Special Custody Account Agreement; filed herewith.

8 (a)	Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, Inc., dated August 1, 1985. (3)

(b)	Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2006. (16)

(c)	Exhibit A, dated June 22, 2007, to the Master Administrative Services Agreement; filed herewith.

(d)	Exhibit D, dated October 1, 2007, to the Master Administrative Services Agreement; filed herewith.

9	Consent and Opinion of Counsel, dated October 1, 2007; filed herewith.

10	Consent of Deloitte & Touche LLP, dated October 1, 2007; filed herewith.

11	Not Applicable.

12	Not Applicable.

13 (a)	Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective July 13, 2001. (6)

(b)	Exhibit A, dated April 29, 2005, to the Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective July 13, 2001. (13)

14	Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, dated July 13, 2001. (6)

15	Reserved.

16 (a)	Code of Ethics as amended and restated effective January 1, 2007, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (2)

(b)	Code of Ethics for Personal Trading and Conduct for Non- Management Directors of MFS, effective October 6, 2004. (15)

(c)	Code of Ethics for Non-MFS Management Trustees effective January 1, 2005. (14)

Power of Attorney, dated May 24, 2006; filed herewith

Power of Attorney, dated September 27, 2007; filed herewith

(1)	Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement filed with the SEC via EDGAR on April 29, 1997.

(2)	Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on March 29, 2007.

(3)	Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 13, 1998.

(4)	Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 27, 2004.

(5)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed with the SEC via EDGAR on February 22, 1999.

(6)	Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 1, 2002.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 filed with the SEC via EDGAR on March 1, 2006.

(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed with the SEC via EDGAR on April 28, 2000.

(9)	Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 7 filed with the SEC via EDGAR on June 28, 2007.

(10)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 13, 2000.

(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 34 filed with the SEC via EDGAR on February 25, 2005.

(12)	Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on May 29, 2001.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 filed with the SEC via EDGAR on April 28, 2006.

(14)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.

(15)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.

(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 filed with the SEC via EDGAR on February 28, 2007.

(17)	Amended and Restated Declaration of Trust, dated August 12, 2003, as amended through April 29, 2005, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 27, 2004; Amended and Restated By-Laws, dated October 25, 2002, as revised August 6, 2004 incorporated by reference to Registrant’s Post-Effective Amendment No. 34 filed with the SEC via EDGAR on February 25, 2005.

Item 24.	Persons Controlled by or under Common Control with Registrant

Because shares of the series of the Trust are offered principally to separate accounts of Sun Life Assurance Company of Canada(U.S.) and its affiliates (collectively, “Sun Life”) that fund variable annuity and variable life insurance contracts, Sun Life holds 25% or more of the series’ shares. Nonetheless, the Trust takes the position that Sun Life does not control the series of the Trust and that the series of the Trust are not under common control with any other entity in which Sun Life owns a controlling interest because so long as the SEC continues to interpret the Investment Company Act of 1940 to require pass through voting privileges for variable contract owners, Sun Life will solicit voting instructions from contract holders, vote the shares in accordance with those instructions, and vote the shares for which no instructions have been received in the same proportion as the shares of such series for which instructions have been received from contract holders.

Item 25.	Indemnification

Reference is hereby made to (a) Article V of the Registrant’s Amended and Restated Declaration of Trust, dated August 12, 2003, incorporated by reference to Registrant’s Post-Effective Amendment No. 33, filed with the SEC via EDGAR on February 27, 2004 and (b) the undertaking of the Registrant regarding indemnification set forth in Registrant’s Post-Effective Amendment No. 21.

The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Growth Stock Fund; Massachusetts Investors Trust; MFS Series Trust I (which has seven series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Technology Fund and MFS Value Fund); MFS Series Trust II (which has one series: MFS Emerging Growth Fund); MFS Series Trust III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS Series Trust IV (which has three series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund and MFS Money Market Fund); MFS Series Trust V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS Series Trust VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS Series Trust VII (which currently has no series); MFS Series Trust VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS Series Trust IX (which has six series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS Series Trust X (which has 12 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS Series Trust XI (which has two series: MFS Mid Cap Value Fund and MFS

Union Standard Equity Fund); MFS Series Trust XII (which has 6 series: MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund; MFS Lifetime 2040 Fund and MFS Sector Rotational Fund; MFS Series Trust XIII (which has 2 series: MFS Government Securities Fund and MFS Diversified Income Fund); MFS Series Trust XIV (which has one series: MFS Institutional Money Market Portfolio); MFS Series Trust XV (which has one series: MFS Diversified Target Return Fund) and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the “MFS Funds”). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust (“MFSIT”) (which has two series) and MFS Variable Insurance Trust (“MVI”) (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, MFS Special Value Trust, MFS California Insured Municipal Fund, MFS High Income Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Investment Grade Municipal Trust and MFS High Yield Municipal Trust (the “MFS Closed-End Funds”). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust (“MFS/SL”) (which has 28 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the “Accounts”). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

The Directors of MFS are Robert C. Pozen, Robert J. Manning, Donald A. Stewart and Thomas A. Bogart. Mr. Robert C. Pozen is the Chairman and Chairman of the Board, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Martin E. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria F. Dwyer is Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer, Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary, Daniel W. Finegold, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Investment Officer-U.S. and Co-Director of Global Research, David A. Antonelli is an Executive Vice President, Chief Investment Officer-Non U.S. and Global Equity Investments and Co-Director of Global Research, Paul T. Kirwan is an Executive Vice President, Chief Financial Officer and Treasurer and Elizabeth Petipas is the Assistant Treasurer and Timothy Tierney is the Tax Officer.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Institutional Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Government Markets Income Trust

MFS Intermediate Income Trust

MFS Charter Income Trust

MFS Special Value Trust

MFS California Insured Municipal Fund

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Investment Grade Municipal Trust

J. Atwood Ives is the Chair, Maria F. Dwyer is President, Tracy A. Atkinson, a Senior Vice President of MFS, is Treasurer, Ellen Moynihan, a Senior Vice President of MFS and James O. Yost, David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel, Secretary and Clerk of MFS, is the Secretary, Brian E. Langenfeld, Assistant Vice President and Counsel of MFS, Christopher R. Bohane and Susan A. Pereira, Vice Presidents and Senior Counsels of MFS, Ethan D. Corey, Special Counsel of MFS and Susan S. Newton, Senior Vice President and Associate General Counsel of MFS are Assistant Secretaries and Assistant Clerks.

MFS/Sun Life Series Trust

J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy A. Atkinson is the Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary, Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

Money Market Variable Account

High Yield Variable Account

Capital Appreciation Variable Account

Government Securities Variable Account

Total Return Variable Account

Global Governments Variable Account

J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy A. Atkinson is Treasurer, Jim Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

MFS Floating Rate Income Fund - (Cayman Islands Registered Fund)

MFS Meridian Funds, SICAV

Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Tracy A. Atkinson is Treasurer, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.

MFS International Ltd. (“MIL Bermuda”), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon’s Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV (“SICAV Funds”). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Total Return Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, U.K. Equity Fund, U.S. Dollar Money Market Fund, U.S. Mid Cap Growth Fund, U.S. Government Bond Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Large Cap Growth Fund and U.S. Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

James A. Jessee is a Director and President, Martin E. Beaulieu and Robert J. Manning are Directors, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer, Mark N. Polebaum and Juliet Evans are the Secretaries, Mitchell C. Freestone, Ethan D. Corey, Daniel W. Finegold, Mark D. Kaplan and Susan Newton are Assistant Secretaries, Timothy F. Tierney is the Tax Officer, Sarah Moule is Resident Representative and Appleby Corporate Svs. Ltd. Is Assistant Resident Representative.

MFS International (U.K.) Ltd. (“MIL-UK”), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds,

Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

Olivier Lebleu is Managing Director, Mitchell C. Freestone and Barnaby Wiener are Directors. Paul T. Kirwan is the Treasurer, Mark N. Polebaum is the Secretary, Ethan D. Corey, Mark D. Kaplan and Susan Newton are Assistant Secretaries, and Timothy F. Tierney is the Tax Officer.

MFS Do Brazil Desenvolviment O De Marcaao LTDA (“MIL Brazil”), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

Robert J. Manning is the Advisory Board Member and Benedicto D. Filho is the Manager.

MFS Institutional Advisors (Australia) Ltd. (“MFSI-Australia”), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

Robert J. Manning and Martin E. Beaulieu are Directors, James H. Bennett is Resident Director, Carol W. Geremia is Director and President, Mark N. Polebaum is Secretary, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer and Mitchell C. Freestone, Ethan D. Corey, Daniel W. Finegold, Mark D. Kaplan and Susan Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Mark D. Kaplan, Daniel W. Finegold, Ethan D. Corey and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

Robert J. Manning is Director and Chairman of the Board, Maureen Leary-Jago is a Director and the President, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Daniel W. Finegold, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer and Timothy F. Tierney is the Tax Officer.

MFS Institutional Advisors, Inc. (“MFSI”), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

Robert J. Manning is Chairman of the Board, Chief Investment Officer and a Director, Martin E. Beaulieu is a Director, Carol Geremiah is the President, Maria Dwyer is Chief Compliance Officer, John F. O’Connor and David J. Picher are Senior Vice Presidents, Mark N. Polebaum is Secretary, Mitchell C. Freestone, Ethan D. Corey and Mark D. Kaplan are Assistant Secretaries and Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Mark D. Kaplan and Susan Newton are Assistant Secretaries and Timothy F. Tierney is Tax Officer.

Sun Life Retirement Services (U.S.), Inc. (“Sun Life Retirement Services”), a wholly owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

Claude Accum is a Director, Chairman of the Board, President and Chief Executive Officer, Ronald Friesen and Scott Davis are Directors, Paul T. Kirwan is the Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Daniel W. Finegold, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

MFS Investment Management K.K. (Japan) (“MIMKK”), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.

Carol W. Geremia, Robertson G. Mansi and Susan Pereira are Directors, Takafumi Ishii is a Director and Representative Director, Paul T. Kirwan is Statutory Auditor, Mark N. Polebaum is Secretary, Ethan D. Corey, Susan Newton, Mitchell C. Freestone and Mark D. Kaplan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

MFS Heritage Trust Company (“MFS Trust”), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

Carol W. Geremia is Director and President, Deborah H. Miller is Director and Investment Officer, Maureen Leary-Jago, Christopher Haley and Joseph F. Flaherty, Jr. are Directors, Paul T. Kirwan is the Treasurer, Ethan D. Corey and Susan S. Newton are Assistant Clerks, Mark D. Kaplan is Clerk and Trust Officer, William C. Smith, John F. O’Connor, Sharon A. Brovelli, Kathleen Corwin and Christopher M. Flynn are Trust Officers, Nicholas D. Smithie, Matthew W. Ryan, Michael W. Roberge, Barry P. Dargan, Matthew W. Krummell, Jeffrey S. Wakelin, Robert D. Persons, Erik S. Weisman, Thomas Melendez and Simon Todd are Investment Officers and Timothy F. Tierney is the Tax Officer.

MFS Japan Holdings, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

Robert J. Manning, Carol W. Geremia and Donald A. Stewart are Managers, Mark N. Polebaum is the Secretary, Paul T. Kirwan is Treasurer, Mitchell C. Freestone, Ethan D. Corey, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

Robert J. Manning is the Director, Chairman of the Board and President, Donald A. Stewart is a Director, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Daniel W. Finegold, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer and Timothy F. Tierney is the Tax officer.

MFS Investment Management Company (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

Maria F. Dwyer is Director and President, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Mark D. Fischer, David L. DiLorenzo and James O. Yost are Assistant Treasurers, Mark N. Polebaum is the Secretary, Christopher R. Bohane, Mitchell C. Freestone, Ethan D. Corey, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

MFS Institutional Advisors (Canada), Inc. (MFSIC), a company incorporated under the laws of Canada whose address is 39 Forest Grove Drive, Whitby, Ontario L1R2A6, Canada, is a direct, wholly-owned subsidiary of MFS Institutional Advisors, Inc. The company is a registered limited market dealer in Ontario.

Carol W. Geremia is President and Director, Martin E. Beaulieu is Director, Sarah E. Donahue is Director and Assistant Secretary, Ethan D. Corey is Secretary, Paul T. Kirwan is Treasurer and Mark D. Kaplan is Assistant Secretary.

In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

Donald A. Stewart	Chief Executive Officer, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

Thomas A. Bogart	General Counsel for Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada

Item 27.	Distributors

(a) Reference is hereby made to Item 26 above.

(b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

(c) Not applicable.

Item 28.	Location of Accounts and Records

The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME	ADDRESS
Massachusetts Financial Services Company (investment adviser)	500 Boylston Street Boston, MA 02116

MFS Service Center, Inc.	500 Boylston Street Boston, MA 02116

State Street Bank and Trust Company	State Street South 5-North North Quincy, MA 02171

Sun Life Assurance Company of Canada (U.S.)	One Sun Life Executive Park Wellesley, MA 02481

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 1st day of October 2007.

MFS®/SUN LIFE SERIES TRUST

By:	MARIA F. DWYER*
Name:	Maria F. Dwyer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on October 1, 2007.

SIGNATURE	TITLE

MARIA F. DWYER* Maria F. Dwyer	President (Principal Executive Officer)

TRACY A. ATKINSON* Tracy A. Atkinson	Principal Financial and Accounting Officer

J. KERMIT BIRCHFIELD* J. Kermit Birchfield	Trustee

ROBERT C. BISHOP* Robert C. Bishop	Trustee

FREDERICK H. DULLES* Frederick H. Dulles	Trustee

DAVID D. HORN* David D. Horn	Trustee

MARCIA A. KEAN* Marcia A. Kean	Trustee

RONALD G. STEINHART* Ronald G. Steinhart	Trustee

HAVILAND WRIGHT* Haviland Wright	Trustee

*By:	SUSAN S. NEWTON
Name:	Susan S. Newton
as Attorney-in-fact

Executed by Susan S. Newton on behalf of those indicated pursuant to (i) a Power of Attorney, dated May 24, 2006 (Trustees); filed herewith; (ii) a Power of Attorney, dated September 27, 2007;(Atkinson and Dwyer); filed herewith.

POWER OF ATTORNEY

MFS/Sun Life Series Trust

The undersigned, Trustees and officers of MFS/Sun Life Series Trust (the “Registrant”), hereby severally constitute and appoint Tracy A. Atkinson, Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Ellen M. Moynihan, Susan S. Newton, Susan A. Pereira, and James O. Yost, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 24th day of May, 2006.

Signatures	Title(s)

J. KERMIT BIRCHFIELD J. Kermit Birchfield	Trustee

ROBERT C. BISHOP Robert C. Bishop	Trustee

FREDERICK H. DULLES Frederick H. Dulles	Trustee

DAVID D. HORN David D. Horn	Trustee

MARCIA A. KEAN Marcia A. Kean	Trustee

C. JAMES PRIEUR C. James Prieur	Trustee

RONALD G. STEINHART Ronald G. Steinhart	Trustee

HAVILAND WRIGHT Haviland Wright	Trustee

POWER OF ATTORNEY

MFS/Sun Life Series Trust

The undersigned, Trustees and officers of MFS/Sun Life Series Trust (the “Registrant”), hereby severally constitutes and appoints Mark N. Polebaum, Susan s. Newton, Christopher R. Bohane, Susan A. Pereira and Brian E. Langenfeld, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 27th day of September, 2007.

Signatures	Title(s)

MARIA F. DWYER Maria F. Dwyer	President (Principal Executive Officer)

TRACY A. ATKINSON Tracy A. Atkinson	Principal Financial and Accounting Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT	PAGE NO.
1 (e)	Amendment to the Declaration of Trust, dated June 22, 2007 - Redesignation of Massachusetts Investors Trust Series to Blended Research Core Equity Series.

(f)	Amendment to the Declaration of Trust, dated June 22, 2007, to terminate Capital Opportunities Series and Strategic Growth Series.

(g)	Amendment to the Declaration of Trust, dated October 3, 2007 to establish Blended Research Growth Series and Blended Research Value Series as new series.

4 (00)	Form of Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company on behalf of the Blended Research Growth Series and the Blended Research Value Series.

7 (b)	Appendix A to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated as of June 29, 2007.

(c)	Form of Appendix A to the Custodian Agreement between the Registrant and State Street Bank and Trust Company.

(e)	Appendix A to the Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated as of June 29, 2007.

(f)	Form of Appendix A to the Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company.

(g)	Special Custody Agreement between State Street Bank and Trust Company, each MFS U.S. registered investment company (listed on Exhibit A) and Morgan Stanley & Co. Incorporated dated March 22, 2000.

(h)	Amendment, dated July 30, 2007, to the Special Custody Account Agreement.

8 (c)	Exhibit A, dated June 22, 2007, to the Master Administrative Services Agreement.

(d)	Exhibit D, dated October 1, 2007, to the Master Administrative Services Agreement.

9	Consent and Opinion of Counsel, dated October 1, 2007.

10	Consent of Deloitte and Touche LLP, dated October 1, 2007.